COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                         COVA VARIABLE LIFE ACCOUNT ONE

                          Supplement dated November 3,
                    1997 to Prospectus dated May 14, 1997, as
                            amended November 3, 1997

This supplement should be attached to your copy of the Prospectus for the variable life policies issued by Cova Financial Services Life Insurance Company ("Cova Life") and Cova Variable Life Account One ("Variable Account One").

Growth and Income Portfolio Substitution
The purpose of this supplement is to notify you of a proposal to substitute shares of the Lord Abbett Growth and Income Portfolio of Cova Series Trust ("Cova Trust") for shares of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. ("Lord Abbett Fund") held by Variable Account One to fund certain variable insurance policies ("Policies") issued by Cova Life.

Cova Life will file an application with the Securities and Exchange Commission ("Commission") requesting an order approving the Substitution. Upon obtaining the order from the Commission approving the Substitution, and subject to any prior approval by applicable state insurance authorities, Cova Life and Variable Account One propose to effect the Substitution as soon as is practical.

A Policy owner, prior to the date of Substitution, may transfer his or her Growth and Income Sub-Account Value to any other sub-account of Variable Account One without any limitation or charge being imposed. Moreover, following the Substitution for a period of 30 days, Cova Life will permit transfers from the Lord Abbett Growth and Income Sub-Account to any other sub-account of Variable Account One available under your Policy without any limitation or charge being imposed. After the 30 days, any transfers from the Lord Abbett Growth and Income Sub-Account will be subject to the restrictions described in the Prospectus.

A complete list of all available Portfolios in which Variable Account One invests is set forth in the Prospectus. You may obtain a Prospectus by writing or calling Cova Life at the address or telephone number set forth below.

Cova Life will effect the Substitution by simultaneously placing an order to redeem the shares of the Growth and Income Portfolio and an order to purchase shares of the Lord Abbett Growth and Income Portfolio.

Cova Life will bear the expenses attributable to the Substitution. Cova Life will send affected Owners a notice within five days after the Substitution.

                        CUSTOMER SERVICE: (800) 343-8496
            Issued by: Cova Financial Services Life Insurance Company
                     Distributed by: Cova Life Sales Company
                           One Tower Lane, Suite 3000
                      Oakbrook Terrace, Illinois 60181-4644

                                COVA SERIES TRUST
                        Supplement dated November 3, 1997
                   to Prospectus dated May 1, 1997, as amended
                                September 8, 1997

The first paragraph under "Public Fund Performance" on page 25 of the Prospectus and the Performance Recap are amended as follows:

The Mid-Cap Value, Large Cap Research and Developing Growth Portfolios are commencing regular investment operations as of the date of this Supplement and are now available for new sales.

CL-3032 (12/97)






THE MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY

issued by

COVA VARIABLE LIFE ACCOUNT ONE

AND

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY

This prospectus describes the Modified Single Premium Variable Life Insurance Policy (Policy) offered by Cova Financial Services Life Insurance Company
(Cova).

The Policy has been designed to be used for estate and retirement planning and other insurance needs of individuals.

The Policy offers you eleven (11) investment portfolios listed below. The investment portfolios are part of Cova Series Trust, Lord Abbett Series Fund, Inc. and General American Capital Company. When you buy a Policy, you bear the complete investment risk. Your Account Value and, under certain circumstances, the death benefit under the Policy may increase or decrease or the duration of the death benefit may vary depending on the investment experience of the investment portfolio(s) you select.

  COVA SERIES TRUST:

       MANAGED BY J.P. MORGAN
       INVESTMENT MANAGEMENT INC.
           Select Equity
           Small Cap Stock
           Large Cap Stock
           International Equity
           Quality Bond

       MANAGED BY LORD, ABBETT & CO.
           Bond Debenture
           Mid-Cap Value
           Large Cap Research
           Developing Growth

  LORD ABBETT SERIES FUND, INC.:

       MANAGED BY LORD, ABBETT & CO.
           Growth and Income

  GENERAL AMERICAN CAPITAL COMPANY:

       MANAGED BY CONNING ASSET
       MANAGEMENT COMPANY

           Money Market

Please read this prospectus before investing and keep it on file for future reference. It contains important information about the Cova Modified Single Premium Variable Life Insurance Policy.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PRODUCTS DESCRIBED HEREIN ARE NOT DEPOSITS OF, OR GUARANTEED BY ANY BANK, NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

May 14, 1997, as amended November 3, 1997.



TABLE OF CONTENTS                                         Page

  SPECIAL TERMS

  SUMMARY

  PART I

  1. THE VARIABLE LIFE INSURANCE POLICY

  2. PURCHASES
     Premiums
     Application for a Policy
     Allocation of Premiums
     Grace Period
     Accumulation Unit Values

  3. INVESTMENT OPTIONS
     Cova Series Trust
     Lord Abbett Series Fund, Inc.
     General American Capital Company
     Transfers
     Dollar Cost Averaging Program
     Automatic Rebalancing Program
     Approved Asset Allocation Program
     Substitution

  4. EXPENSES
     Insurance Charges
        Mortality and Expense Risk Charge
        Administrative Charge
        Tax Expense Charge
        Cost of Insurance Charge
     Annual Policy Maintenance Fee
     Annual Withdrawal Amount
     Surrender Charge
     Nursing Home Waiver
     Deferred Premium Tax Charge
     Transfer Fee
     Taxes
     Investment Portfolio Expenses

  5. DEATH BENEFIT
     Accelerated Death Benefit
     Joint Lives

  6. TAXES
     Life Insurance in General
     Taking Money Out of Your Policy
     Diversification

  7. ACCESS TO YOUR MONEY
     Loans
        Loan Amount
        Loan Account
        Loan Interest
        Interest Credited
        Preferred Loan
        Effect of Loan
        Loan Repayments
      Total Surrender
      Partial Surrenders
      Termination of the Policy
      Reinstatement

 8. OTHER INFORMATION
      Cova
      The Separate Account
      Distributor
      Suspension of Payments or Transfers
      Ownership
         Owner
         Joint Owner
         Beneficiary
         Assignment

 PART II

      The Company
      Executive Officers and Directors of Cova
      Voting
         Disregard of Voting Instructions
      The Separate Account
      Legal Opinions
      Reduction or Elimination of Surrender Charge
      Misstatement of Age or Sex
      Cova's Right to Contest
      Settlement Options
      Tax Status
         Introduction
         Diversification
         Tax Treatment of the Policy
         Policy Proceeds
         Joint Lives
         Tax Treatment of Loans and Surrenders
         Multiple Policies
         Tax Treatment of Assignments
         Qualified Plans
      Income Tax Withholding
      Reports to Owners
      Legal Proceedings
      Experts
      Financial Statements

 APPENDIX A

 Illustration of Policy Values





SPECIAL TERMS

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Policy, however, certain technical words or terms are unavoidable. We have identified some of those words or terms. For several of these terms we have provided a definition. For the remainder, we believe that you will find an adequate discussion in the text. For those terms, we have identified them in the text in italic and the page number that is indicated here is where we believe you will find the best explanation for the word or term.

ACCOUNT VALUE -- The total value of your Policy. It is equal to the sum of the Policy values allocated to the investment portfolios and the Policy values allocated to the loan account.

ACCUMULATION UNIT -- An accounting unit used to calculate Policy values when they are allocated to the investment portfolios.

CASH VALUE -- Your Policy's Account Value less any surrender charge and less any deferred premium tax charge and less any policy maintenance fee.

CASH SURRENDER VALUE -- Your Policy's Cash Value less any outstanding loans and accrued loan interest.

COVERAGE AMOUNT -- It is the difference between the death benefit and the Account Value.

FACE AMOUNT -- The amount of coverage that you have chosen (unless later reduced by a partial surrender) and which will be used to determine the death benefit.

MAXIMUM PREMIUM LIMIT -- This is the maximum amount of premium that Cova will accept under a Policy. We can also refer to this as MPL. Cova's MPL has been designed not to exceed the maximum premium allowed under the Internal Revenue Code for a specified Face Amount of insurance for a given age.

POLICY DATE, POLICY ANNIVERSARY, POLICY YEAR -- The Policy Date is the day your premium was initially invested in the Money Market Portfolio which may be before we actually issue the Policy. It is the date from which Policy Anniversaries and Policy Years are determined.

                                                          Page

Annual Withdrawal Amount
Beneficiary
Business Day
Death Benefit
Insured
Investment Portfolio
Issue Date
Joint Owner
Loan Account
Monthly Deduction
Owner
Net Death Benefit or Death Proceeds
Premium
Processing Date
Right to Examine Period
Surrender Charge





SUMMARY

The prospectus is divided into three sections: Summary, Part I and Part II. The sections in this Summary correspond to sections in Part I of this prospectus which discuss the topics in more detail. Even more detailed information is contained in Part II.

1.   THE VARIABLE LIFE INSURANCE POLICY

The variable life insurance policy offered by Cova is a contract between you, the owner, and Cova, an insurance company.

The Policy provides for the payment of death proceeds to your selected beneficiary upon the death of the insured which are free from federal income taxes. The Policy can be used as part of your estate planning or to save for retirement. The insured is the person whose life is insured under the Policy. The insured can be the same as the owner but does not have to be.

You can choose among eleven (11) investment  portfolios which are listed in Item
3. The investment portfolios are the investment options available under the Policy. You can allocate your unloaned Account Value to any or all of the investment portfolios. You can transfer between investment portfolios up to 12 times a year without charge and without being taxed. If you make more than 12 transfers in a year, we will charge $25 or 2% of the amount transferred, whichever is less. While the Policy is in force, the Account Value and, under certain circumstances, the death benefit, will vary, up or down, or the duration of the death benefit may vary with the investment performance of the investment portfolios you choose. You are not taxed on the earnings until you surrender or borrow from your Policy.

2.   PURCHASES

You can buy the Policy with a single premium and, under certain conditions, you can make additional premiums. Your registered representative can help you fill out the proper forms. The minimum initial premium we will accept is generally $10,000. There is no minimum required for additional premiums. However, the total of all premiums paid will be limited to that which is required to qualify the Policy as life insurance under the Internal Revenue Code. We call this the Maximum Premium Limit. We may also require additional information. In some circumstances, the insured may be required to provide us with medical records or a complete paramedical examination.

3.   INVESTMENT OPTIONS

You can put your money in any or all of these investment portfolios which are described in the prospectuses for the funds:

MANAGED BY J.P. MORGAN INVESTMENT
MANAGEMENT INC.
  Select Equity
  Small Cap Stock
  Large Cap Stock
  International Equity
  Quality Bond

MANAGED BY LORD, ABBETT & CO.
  Bond Debenture
  Growth and Income
  Mid-Cap Value
  Large Cap Research
  Developing Growth

MANAGED BY CONNING ASSET MANAGEMENT COMPANY
  Money Market

Depending upon market conditions, you can make or lose money in any of these investment portfolios.

4.   EXPENSES

The Policy has both insurance features and investment features, and there are costs related to each that reduce the return on your investment.

Each year Cova deducts a $30 policy maintenance fee from your Policy. Cova will not deduct this charge if the Account Value of your Policy is at least $50,000 at the time the deduction is to be made. If you make a complete surrender of your Policy, the policy maintenance fee will be deducted, regardless of your Account Value at that time.

Cova also deducts insurance charges on a monthly basis. For the first ten years, the total charges are equal, on an annual basis, to 1.70% of the value of your Policy, with 1/12 of that amount charged monthly. After the tenth year, the total for insurance charges is 1.15% annually, with 1/12 of that amount charged monthly.

Each month Cova will also deduct an additional insurance charge to cover the cost of insurance. This charge will depend upon the sex, age and rating classification of the insured and whether your initial premium was 100% of the Maximum Premium Limit.

There are also daily investment charges which apply to the average daily value of the investment portfolio and vary depending upon the investment portfolio. These annual charges range from .205% to 1.10%.

If you take out more than the annual withdrawal amount, Cova may assess a surrender charge which ranges from 7.5% of the premium surrendered in the first year to 0% in the tenth year. Each year you may withdraw up to that sum of the excess of your Account Value over premiums paid which have not been previously surrendered; plus 10% of premiums without incurring this surrender charge. We call this amount the annual withdrawal amount. If you take your money out before the tenth year, Cova will assess a deferred premium tax charge which declines from 2.25% of premium surrendered in the first year to 0% in the tenth year. After the tenth year there is no surrender charge or deferred premium tax when you withdraw your money.

Your Policy could lapse if your Cash Surrender Value is insufficient to cover any charges due.

5.   DEATH BENEFIT/DEATH PROCEEDS

The Policy provides for a Face Amount of insurance. The actual amount payable to your beneficiary is the death benefit less any loans plus accrued loan interest under the Policy. This amount is called the death proceeds. It may also be called the net death benefit.

The death benefit will be the greater of (1) your Face Amount or (2) your Account Value multiplied by a specified percentage. These percentages vary by the age of the insured and are shown in your Policy. Therefore, increases in your Account Value may increase the death benefit. A decrease in Account Value may decrease the death benefit, but the death benefit will never be less than the Face Amount (so long as the Policy remains in force). Also, a partial surrender will reduce the Face Amount in the same proportion as the Account Value was reduced.

All or part of the death proceeds may be paid in a lump sum or applied under one of the Settlement Options contained in the Policy.

The Policy is offered on a single life or on a "joint life" basis. Under "joint life" coverage, death proceeds are paid after the second insured's death.

At the time of application for a Policy, you designate a beneficiary who is the person or persons who will receive the death proceeds. You can change your beneficiary unless you have designated an irrevocable beneficiary. The beneficiary does not have to be a natural person.

6.   TAXES

Your earnings are not taxed until you take them out. In most cases, your Policy will be a modified endowment contract unless it was exchanged for a contract issued before June 21, 1988. Money taken out of a modified endowment contract is considered to come from earnings first and is taxed as income. Also, if you are younger than 59-1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings withdrawn. Death proceeds are paid to your beneficiary tax free.

7.   ACCESS TO YOUR MONEY

Under the Policy you have access to a portion of your Account Value equal to earnings without charge. You may also withdraw up to 10% of premium each year, without incurring the surrender charge. Premiums withdrawn in excess of this 10% will incur a surrender charge during the first 10 years. However, a deferred premium tax charge will be assessed on all premiums surrendered during the first ten years. The minimum partial surrender that you can make is $500. You can also borrow some of your Cash Value. The minimum loan amount is $500.

8.   OTHER INFORMATION

RIGHT TO EXAMINE
If you cancel your Policy within ten days after you receive it (or whatever period is required in your state), we will return to you the greater of (1) the premium(s) you paid or (2) your Account Value on the day we, or the agent through whom it was purchased, received the returned Policy. Until the end of the time you are allowed to examine your Policy (10 days or the required period in your state) plus five days, your premium will remain in the Money Market Portfolio. After that, we will invest your Account Value as you requested.

WHO SHOULD PURCHASE THE POLICY?
The Policy is  designed  for an  individual  who wants to:

*    create or conserve his/her estate;

*    supplement retirement income; and

*    retain access to cash through loans and surrenders.

If you currently own a variable life insurance policy on the life of the insured, you should consider whether the purchase of the Policy is appropriate. Also, you should carefully consider whether the Policy should be used to replace an existing Policy on the life of an insured.

Cova will not issue a Policy on insureds older than 90.

Additional Features

* You can arrange to have a regular amount of money automatically invested in selected investment portfolios each month, theoretically giving you a lower average cost per unit over time than a single one time purchase. The amount you selected will be placed in the Money Market Portfolio and will be transferred to the selected investment portfolios monthly. We call this feature Dollar Cost Averaging. There is no additional charge for this feature.

* You can arrange to automatically readjust your unloaned Account Value between investment portfolios periodically to keep the allocation you select. We call this feature Automatic Rebalancing. There is no additional charge for this feature.

* In the event the insured is terminally ill, you can request to receive up to 50% of the death benefit up to a maximum of $500,000. If you have selected the Joint Life option, the provision will only be available on the second life after the death of the first. We call this feature the Accelerated Death Benefit. There is no additional charge for this feature.

* If you or the joint owner are confined in a qualifying facility for 90 consecutive days or more and if the confinement begins after the first Policy Year, you can make a full or partial surrender and we will waive the surrender charge. We call this feature the Nursing Home Waiver. There is no additional charge for this feature.

* You can elect to have the death benefit payable upon the death of a second person. This benefit is written on spouses only. We call this option the Joint Life Option.

These features may not be available in your state. They may not be suitable for your particular situation.

9.   INQUIRIES

If you need more information, please contact us at:

   Cova Life Sales Company
   One Tower Lane, Suite 3000
   Oakbrook Terrace, IL 60181
   800-523-1661

If you need Policy owner service (such as changes in Policy information, inquiry into Policy values, or to make a loan), please contact us at:

   Cova Financial Services Life Insurance Company
   P.O. Box 10366
   Des Moines, IA 50306
   515-243-5834
   800-343-8496

PART I

1.   THE VARIABLE LIFE INSURANCE POLICY

This variable life insurance policy is a contract between you, the owner, and Cova, an insurance company. This kind of policy is most commonly used for retirement and/or estate planning.

During the insured's lifetime, you can select among the investment portfolios offered in the Policy. (There are currently eleven (11) investment portfolios offered. They are listed in Item 3.) You can transfer between them up to 12 times a year without charge. The Account Value and, under some circumstances, the death benefit will go up or down or the duration of the death benefit may vary depending upon the investment experience of the investment portfolio(s) you select. This gives you the opportunity to capture the upside potential of the market. It also means you could lose money.

While your money remains in the Policy, you pay no current income taxes on earnings or gains. This is called tax-deferred accumulation. It helps your money grow faster. Subject to some limitations, you may take money out at any time through loans or partial surrenders. Any money you take out, however, is taxed as earnings until all earnings have been removed from the Policy. If you are younger than age 59 1/2 when you take money out, you may also incur an additional 10% federal tax penalty. If you purchased a Policy in exchange for a policy issued prior to June 21, 1988, different tax rules may apply. (See
Section 6. Taxes. Part II also contains more detailed information regarding taxes.)

Because this is a life insurance policy, it provides a death benefit, which is an amount greater than your Account Value. When the insured dies, the death benefit (minus any loans and any accrued loan interest) is paid to your beneficiary free from federal income tax. The tax-free death benefit combined with the ability to use your money while you're alive, makes this an excellent way to accumulate money you don't think you'll use in your lifetime and a tax-efficient way to provide for those you leave behind.

2.   PURCHASES

PREMIUMS
Premiums are the monies you give us to buy the Policy. The minimum initial premium we will accept is generally $10,000. When you apply for the Policy, you request a specific amount of insurance. We call this amount the Face Amount of the Policy. Your initial premium must be 80%, 90% or 100% of the Maximum Premium Limit (MPL). The Internal Revenue Code (Code) has established certain criteria which must be met in order for a life insurance policy to qualify as life insurance under the Code. The MPL satisfies one of the criteria. Cova's MPL has been designed not to exceed the Maximum Premium Limit allowed under the Code for a specified Face Amount of insurance for a given age.

You can invest additional premiums up to the MPL. However, if the additional premium increases the amount of insurance, we will require evidence of the insurability of the insured. If all of your premiums total $1,000,000 or more, you will need Cova's prior approval before you add premiums. If the additional premium would cause the Policy to fail to meet the criteria established by the Code to qualify as life insurance, Cova will send the premium back within 60 days of the anniversary of the Policy Date (Policy Anniversary). The amount and frequency of additional premiums will affect the Account Value of your Policy and may affect the amount or duration of your insurance.

APPLICATION FOR A POLICY
In order to purchase a Policy, you must submit an application to Cova which requests some information regarding the proposed insured. In some cases, we will ask for additional information. We may request that the insured provide us with medical records or possibly require other medical tests.

Cova will not issue a Policy if the insured is over age 90.

Cova will review all the information it has about the insured and determine whether or not the insured meets Cova's standards for issuing the Policy. This process is called underwriting. If the insured meets all of Cova's underwriting requirements, we will issue a Policy. There are several underwriting classes under which the Policy may be issued.

During the underwriting period, which could be up to 60 days or longer from the time the application is signed, we offer fixed insurance called conditional insurance. The initial premium must be submitted with the application before the conditional insurance is provided. The conditional insurance is effective up to 60 days from when the application is signed. For applicants 65 or younger, conditional insurance will be for the lesser of $500,000 plus the initial premium paid or the amount of insurance applied for. If the applicant is 66 or older, the conditional insurance will be the lesser of $200,000 plus the initial premium paid or the amount of insurance applied for. The conditional insurance is subject to a number of restrictions and is only applicable if the proposed insured was an acceptable risk for the insurance applied for.

ALLOCATION OF PREMIUMS
When you purchase a Policy, we will initially invest your money in the Money Market Portfolio. After 15 days from the issue date (or the period required in your state plus five days), we will allocate your Account Value to the investment portfolios as you requested in the application. All allocation directions must be in whole percentages. If you make additional premiums, we will allocate them in the same way as your first premium unless you tell us otherwise.

If you change your mind about owning a Policy, you can cancel it within 10 days after receiving it (or the period required in your state (right to examine period)). When you cancel the Policy within this time period, Cova will not assess a surrender charge or a deferred premium tax charge. Cova will give you back the greater of your premium payment or your Account Value.

If your application for the Policy is in good order, Cova will invest your first premium in the Money Market Portfolio two days after it is received, EVEN IF OUR UNDERWRITING IS NOT YET COMPLETE AND THE POLICY IS NOT YET ISSUED. The day we invest your premium in the Money Market Portfolio is called the Policy Date. The money will stay in the Money Market Portfolio for 15 days after the issue date. (In some states, the period may be longer.) At the end of that period, we will re-allocate those funds as you selected in the application.

If as a result of underwriting review, Cova does not issue you a Policy, we will return to you your premium, plus interest required by your state.

If we do issue a Policy, on the issue date, we will deduct the monthly deductions for the period from the Policy Date through the next processing date.

GRACE PERIOD
Your Policy will stay in effect as long as your Cash Surrender Value is sufficient to cover the monthly deductions and the policy maintenance fee. If the Cash Surrender Value of your Policy is not enough to cover these deductions to be made from the Policy, Cova will mail you a notice. You will have 61 days from the time the notice is mailed to you to send to Cova the required premium payment. This is called the grace period. If the premium is not paid by the end of the grace period, the Policy will terminate without value.

ACCUMULATION UNIT VALUES
The value of your Policy that is invested in the investment portfolios will go up or down depending upon the investment performance of the investment portfolio(s) you choose. In order to keep track of the value of your Policy, we use a unit of measure we call an Accumulation Unit. (An Accumulation Unit works like a share of a mutual fund.)

Every business day we determine the value of an Accumulation Unit for each of the investment portfolios. The value of an Accumulation Unit for any given business day is determined by multiplying a factor we call the net investment factor times the value of an Accumulation Unit for the previous business day. We do this for each investment portfolio. The net investment factor is a number that reflects the change (up or down) in an underlying investment portfolio share. Our business days are each day that the New York Stock Exchange is open for business. Our business day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern time.

The value of an Accumulation Unit may go up or down from day to day.

When you make a premium payment, we credit your Policy with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of premiums allocated to an investment portfolio by the value of the Accumulation Unit for that investment portfolio.

We calculate the value of an Accumulation Unit for each investment portfolio after the New York Stock Exchange closes each day and then apply it to your Policy.

When Cova assesses the monthly deductions and for the annual policy maintenance fee we do so by deducting Accumulation Units from your Policy. When you have selected more than one investment portfolio, we make the deductions pro rata from all of the investment portfolios.

3.   INVESTMENT OPTIONS

The Policy offers eleven (11) investment portfolios which are listed below. Additional investment portfolios may be available in the future.

YOU SHOULD READ THE PROSPECTUSES FOR THESE FUNDS CAREFULLY BEFORE INVESTING. COPIES OF THESE FUND PROSPECTUSES ARE ATTACHED TO THIS PROSPECTUS.

COVA SERIES TRUST
Cova Series Trust is managed by Cova Investment Advisory Corporation, which is an indirect subsidiary of Cova. Cova Series Trust is a mutual fund with multiple portfolios. Each investment portfolio has a different investment objective. Cova Investment Advisory Corporation has engaged subadvisers to provide investment advice for the individual investment portfolios. The following investment portfolios are available under the Policy:

J.P.  MORGAN  INVESTMENT  MANAGEMENT  INC. IS THE  SUB-ADVISER  TO THE FOLLOWING
PORTFOLIOS:

   Select Equity Portfolio
   Small Cap Stock Portfolio
   Large Cap Stock Portfolio
   International Equity Portfolio
   Quality Bond Portfolio

LORD, ABBETT & CO. IS THE SUB-ADVISER TO THE FOLLOWING PORTFOLIOS:

   Bond Debenture Portfolio
   Mid-Cap Value Portfolio
   Large Cap Research Portfolio
   Developing Growth Portfolio

LORD ABBETT SERIES FUND, INC.

Lord Abbett Series Fund, Inc. is a mutual fund with multiple portfolios. Each portfolio is managed by Lord, Abbett & Co. Only the following portfolio is available under the Policy:

   Growth and Income Portfolio

GENERAL AMERICAN CAPITAL COMPANY

General American Capital Company is a mutual fund with multiple portfolios. Only the following portfolio is available under the Policy and is managed by Conning Asset Management Company:

   Money Market Portfolio


TRANSFERS
You can transfer money among the eleven (11) investment portfolios.

You can make 12 transfers every Policy Year without charge while the insured is alive. If you make more than 12 transfers in a year, there is a transfer fee deducted. (We measure years from your Policy Date.) The fee is $25 per transfer or, if less, 2% of the amount transferred. The following apply to any transfer:

1. the minimum amount which you can transfer is $500 or your entire value in the investment portfolio.

2. your request for transfer must clearly state the amount to be transferred and which investment portfolios are involved in the transfer.

3. if a transfer fee applies, the charge will be deducted from the amount transferred.

You can make  transfers by  telephone.  Prior to making a transfer by telephone, you will need to complete a written pre-authorization form. If you own the Policy with a joint owner, unless Cova is instructed otherwise, Cova will accept instructions from either you or the other owner. Cova will use reasonable procedures to confirm that instructions given to us by telephone are genuine. If Cova fails to use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. Cova records all telephone instructions.

We have reserved the right to modify your transfer rights if we decide that the exercise of this right by you, your authorized agent, or any owner is or would be disadvantageous to other owners. We have also reserved the right to restrict transfers to a maximum of 12 per year and to restrict transfers from being made on consecutive business days.

DOLLAR COST AVERAGING PROGRAM
The Dollar Cost Averaging Program allows you to systematically transfer a set amount each month from the Money Market Portfolio to any of the other investment portfolio(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

You must have at least $5,000 in the Money Market Portfolio (or the amount required to complete your program, if more) in order to participate in the Dollar Cost Averaging Program. There is no additional charge for this feature.

If you participate in the Dollar Cost Averaging Program, the transfers made under the program are not taken into account in determining any transfer fee.

AUTOMATIC REBALANCING PROGRAM
Once your money has been allocated among the investment portfolios, the performance of each portfolio may cause your allocation to shift. You can direct us to automatically readjust your non-loaned Account Value between investment portfolios to keep the blend you selected. You can tell us whether to rebalance quarterly, semi-annually or annually. We will measure these periods from the Policy Date. There is no additional charge for this feature. The transfer date will be the 1st business day after the end of the period you selected. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

You cannot participate in both the Dollar Cost Averaging and Automatic Rebalancing Programs at the same time.

APPROVED ASSET ALLOCATION PROGRAM
Cova recognizes the value to certain owners of having available, on a continuous basis, advice for the allocation of your money among the investment portfolios available under the Policy. Certain providers of these types of services have agreed to provide such services to owners in accordance with Cova's administrative rules regarding such programs.

Cova has made no independent investigation of these programs. Cova has only established that these programs are compatible with our administrative systems and rules.

Even though Cova permits the use of approved asset allocation programs, the Policy was not designed for professional market timing organizations. Repeated patterns of frequent transfers are disruptive to the operations of the investment portfolios, and should Cova become aware of such disruptive practices, we may modify the transfer privilege either on an individual or class basis.

If you participate in an Approved Asset Allocation Program, the transfers made under the program are not taken into account in determining any transfer fee.

SUBSTITUTION
Cova may elect to substitute one of the investment portfolios you have selected with another portfolio. We would not do this without the prior approval of the Securities and Exchange Commission. We will give you notice of our intent to do this. Cova may also limit further investment in an investment portfolio if it deems it inappropriate.

4.   EXPENSES

There are charges and other expenses associated with the Policy that reduce the return on your investment in the Policy. These charges and expenses are:

INSURANCE CHARGES
Each month, Cova will make certain deductions from your Policy on the processing date. The processing date is the day each month that we deduct certain charges from your Policy. The first processing date is the issue date. The issue date is the date on which we issue you a Policy. After that, it is the same day each month as the Policy Date.

The insurance charges are: (1) mortality and expense risk charge; (2) administrative charge; (3) tax expense charge; and (4) cost of insurance charge. Collectively, we refer to these charges as the monthly deduction. When you have selected more than one investment portfolio, we make the deduction pro rata from all of the investment portfolios you have selected.

MORTALITY AND EXPENSE RISK CHARGE. For the first ten years, this charge is equal, on an annual basis, to .90%, 1/12 of which is charged each month, of the Account Value of your Policy invested in the investment portfolios. For the eleventh year and after, the charge is .75%, 1/12 of which is charged each month. This charge cannot be increased.

ADMINISTRATIVE CHARGE. This charge is equal, on an annual basis, to .40%, 1/12 of which is charged each month, of the Account Value of your Policy. This charge cannot be increased.

TAX EXPENSE CHARGE. This deduction is the sum of the premium tax charge and the federal tax charge. It is deducted monthly for the first ten years. It is equal, on an annual basis, to .40% (.15% for federal tax charge and .25% for premium tax charge), 1/12 of which is charged each month, of the Account Value of your Policy.

This charge compensates Cova for its expenses incurred for federal taxes incurred as a result of issuing the Policy. It also compensates Cova for the state and local premium taxes it incurred as a result of issuing the Policy. Premium taxes range from 0% to 4%. You will be assessed the premium tax charge regardless of what the total actual premium tax is in your state or local jurisdiction. If you surrender all or part of your Policy during the first 10 years, Cova will charge a deferred premium tax charge. See below.

COST OF INSURANCE CHARGE. This charge compensates Cova for insurance coverage provided during the month.

The guaranteed cost of insurance charge is determined by multiplying the Coverage Amount by the cost of insurance rate. The Coverage Amount is the difference between the death benefit and the Account Value. The cost of insurance rate is based upon the sex, age, rate classification of the insured and whether you paid 100%, or 90%, or 80% of the MPL. The rate classification of the insured is determined through our underwriting process.

The Policy provides that for standard risks, the guaranteed cost of insurance rate is based on the 1980 Commissioners Standard Ordinary Mortality Table, age last birthday (1980 CSO Table). For substandard risks, the guaranteed cost of insurance rate will be higher and will be based upon a multiple of the 1980 CSO Table. The multiple will be based on the insured's substandard rating. Tables setting forth the guaranteed cost of insurance rates are included in each Policy.

Cova can use rates that are less than the guaranteed cost of insurance rates shown in the Policy. Cova refers to these as the current cost of insurance rates.

If 100% of the MPL is paid, Cova's current cost of insurance rate is a percentage of the Account Value. The basis and amount of this charge may change in the future, but can never be more than the guaranteed cost of insurance rates contained in the Policy. For a better understanding of how the cost of insurance rate and the other charges affect Policy values, you should request personalized illustrations from your registered representative.

ANNUAL POLICY MAINTENANCE FEE
Every year on the Policy Anniversary, currently Cova deducts $30 as a policy maintenance fee. This charge cannot be increased once the Policy is issued. Cova will not deduct this charge, if when the deduction is to be made, your Account Value is $50,000 or more. Cova may some time in the future discontinue this practice for new policies issued and deduct the charge. If you make a complete surrender of your Policy, the policy maintenance fee will be deducted, regardless of your Account Value at that time. When you have selected more than one investment portfolio, we make the deduction pro rata from all of the investment portfolios you have selected.

ANNUAL WITHDRAWAL AMOUNT
While the Policy is in force, prior to the death of the insured and after the expiration of the Right to Examine Period, you can make a total or partial surrender of the Account Value of your Policy up to the Cash Surrender Value. A surrender may be subject to a surrender charge and a deferred premium tax charge.

When you request a surrender, we will determine what portion, if any, is part of your annual withdrawal amount. The annual withdrawal amount is equal to:

1. the excess of the Account Value over premiums paid which have not been previously surrendered. Neither the surrender charge nor deferred premium tax charge are assessed on this amount; and

2. on a non-cumulative basis, 10% of your premium payments each year. This portion of the annual withdrawal amount is subject to the deferred premium tax charge.

SURRENDER CHARGE
During the first 10 years, the surrender charge is assessed against any premium surrendered, which is not part of the annual withdrawal amount. The surrender charge, which is a percent of premiums surrendered, is shown in the table below:

 Policy       Surrender          Policy        Surrender
 Year         Charge             Year          Charge
 ----         ------             ----          ------
    1          7.5%                 6             4.0%
    2          7.5%                 7             3.0%
    3          7.5%                 8             2.0%
    4          6.0%                 9             1.0%
    5          5.0%               10+               0%


NURSING HOME WAIVER
If you or the joint owner, if any, are confined in a qualifying facility for 90 consecutive days or more and if the confinement begins during the first ten years, under the Nursing Home Waiver rider, you can make a full or partial surrender and we will waive the surrender charge. The Nursing Home Waiver goes into effect after the first Policy Anniversary. There is no additional charge for this feature.

DEFERRED PREMIUM TAX CHARGE
When you purchase a Policy there are various premium taxes assessed by state and local governmental entities that we must pay on the Policy. You are charged a portion of that each month for the first ten years as part of the tax expense charge. (See the discussion of the Tax Expense Charge in Section 4 above.) The deferred premium tax charge enables Cova to collect that portion of the premium tax charge it has not collected when you surrender all or part of your Policy. The deferred premium tax charge is assessed only on premiums surrendered from the Policy during the first ten years. The deferred premium tax charge, which is a percent of premiums surrendered, is shown in the table below:

              Deferred                         Deferred
Policy        Premium            Policy        Premium
 Year         Tax Charge         Year          Tax Charge
 ----         ----------         ----          ----------

    1          2.25%                6           1.00%
    2          2.00%                7            .75%
    3          1.75%                8            .50%
    4          1.50%                9            .25%
    5          1.25%               10+             0%

TRANSFER FEE
You can make 12 free transfers every year. We measure a year from the Policy Date. If you make more than 12 transfers a year, we will deduct a transfer fee of $25 or 2% of the amount that is transferred, whichever is less. If we do assess a transfer fee, it will be deducted from the amount transferred.

If the transfer is part of the Dollar Cost Averaging Program, the Automatic Rebalancing Program or an Approved Asset Allocation Program, it will not count in determining the transfer fee.

TAXES
Cova may assess a charge against a Policy for any taxes attributable to the Separate Account. Cova does not expect to incur such taxes.

INVESTMENT PORTFOLIO EXPENSES
There are deductions from and expenses paid out of the assets of the various investment portfolios, which are summarized below. See the fund prospectuses for a complete description.

INVESTMENT PORTFOLIO EXPENSES
(as a percentage of the average daily net assets of an investment portfolio)

                                                                                  Other Expenses
                                                                                  (after expense
                                                                                 reimbursement for
                                                Management         12b-1       certain Portfolios -        Total Portfolio
                                                   Fees            Fees         see Note 1 below)          Annual Expenses
                                                   ----            ----         -----------------          ---------------
COVA SERIES TRUST (1)
Managed by J.P. Morgan
Investment Management Inc.
       Select Equity (2)                           .75%             - -                .10%                     .85%
       Small Cap Stock (2)                         .85%             - -                .10%                     .95%
       Large Cap Stock (2)                         .65%             - -                .10%                     .75%
       International Equity (2)                    .85%             - -                .10%                     .95%
       Quality Bond (2)                            .55%             - -                .10%                     .65%
------------------------------------------------------------------------------------------------------------------------------------

Managed by Lord, Abbett & Co.
       Bond Debenture (2)                          .75%             - -                .10%                     .85%
       Mid-Cap Value (3)                          1.00%             - -                .10%                    1.10%
       Large Cap Research (3)                     1.00%             - -                .10%                    1.10%
       Developing Growth (3)                       .90%             - -                .10%                    1.00%
------------------------------------------------------------------------------------------------------------------------------------

LORD ABBETT SERIES FUND, INC.
Managed by Lord, Abbett & Co.
       Growth and Income (4)                       .50%            .07%                .02%                     .59%
------------------------------------------------------------------------------------------------------------------------------------

GENERAL AMERICAN CAPITAL COMPANY
Managed by Conning Asset
Management Company
       Money Market                                .205%            - -                .00%                     .205%
------------------------------------------------------------------------------------------------------------------------------------

(1) Since August 20, 1990, Cova has been reimbursing the investment portfolios of Cova Series Trust for all operating expenses (exclusive of the management fees) in excess of approximately .10%. Absent the expense reimbursement, the percentages shown for total portfolio annual expenses (on an annualized basis) for the period ended December 31, 1996 would have been 1.70% for the Select Equity Portfolio; 2.68% for the Small Cap Stock Portfolio; 1.23% for the Large Cap Stock Portfolio; 3.80% for the International Equity Portfolio; 1.52% for the Quality Bond Portfolio; and 2.05% for the Bond Debenture Portfolio.

(2) Annualized. The Portfolio commenced regular investment operations on April 2, 1996.

(3) Estimated. The Portfolio commenced regular investment operations on November 3, 1997.

(4) The Growth and Income Portfolio of Lord Abbett Series Fund, Inc. has a 12b-1 plan which provides for payments to Lord, Abbett & Co. for remittance to a life insurance company for certain distribution expenses (see the Fund Prospectus). The 12b-1 plan provides that such remittances, in the aggregate, will not exceed
 .15% on an annual basis, of the daily net asset value of shares of the Growth and Income Portfolio. As of the date of this Prospectus, no payments have been made under the 12b-1 plan. For the year ending December 31, 1997, the 12b-1 fees are estimated to be .07%.

5.   DEATH BENEFIT

The primary purpose of the Policy is to provide death benefit protection on the life of the insured. While the Policy is in force, if the insured dies, the beneficiary(ies) will receive the death proceeds. The death proceeds equal the death benefit under the Policy less any loans and accrued loan interest.

The death benefit is the greater of: (1) the Face Amount of the Policy; and (2) the minimum death benefit. The minimum death benefit is the Account Value multiplied by a percentage. Cova has included the minimum death benefit in order to assure that the Policy will continue to qualify as life insurance under the Internal Revenue Code.

You can choose to have the death proceeds paid in a lump sum or under a Settlement Option. If you have not made a choice before the insured dies, the beneficiary will choose the method of payment. If a method of payment has not been chosen within 90 days after receiving proof of death, Cova may pay the death proceeds in a lump sum.

The death benefit payable during the grace period is the death benefit in effect immediately prior to the start of the grace period less any loans, accrued loan interest and any overdue deductions. See discussion of grace period above.

ACCELERATED DEATH BENEFIT
If the insured is terminally ill, under the Accelerated Death Benefit rider, Cova will pre-pay a portion of the death benefit. You may elect to have an Accelerated Death Benefit of up to 50% of the death benefit but no greater than $500,000.

You can only elect to receive an Accelerated Death Benefit once. The Accelerated Death Benefit must first be used to repay any outstanding loans and accrued loan interest. After repayment of the outstanding loans and accrued loan interest, any remaining amount will be paid as a lump sum or under a payment plan. The subsequent amount available for loans or surrenders or as a death benefit will be reduced by the amount of the Accelerated Death Benefit, plus interest accrued at the Policy loan interest rate.

This benefit may not be available in your state or may have different provisions in your state.

JOINT LIVES
Cova offers a rider to the Policy that provides that the death benefit will be paid only upon the death of a second person. This option is only available to spouses.

The cost of insurance charge reflects the anticipated life expectancy of both insureds. It also reflects the fact that the death benefit is payable at the death of the last surviving insured.

If you wish to reinstate a lapsed Policy with a Joint Life rider attached, both insureds must be alive and provide satisfactory evidence of insurability.

The Policy provisions regarding misstatement of age or sex, suicide and incontestability apply to both insureds.

If a Joint Life rider is issued in conjunction with the Policy, the Accelerated Death Benefit will only be payable on the terminal illness of the last surviving insured.

This benefit may not be available in your state.

6.   TAXES

NOTE: COVA HAS PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT YOUR OWN CIRCUMSTANCES. COVA HAS INCLUDED IN PART II AN ADDITIONAL DISCUSSION REGARDING TAXES.

LIFE INSURANCE IN GENERAL
Life insurance, such as the Policy, is a means of providing for death protection and setting aside money for future needs. Congress recognized the importance of such planning and provided special rules in the Internal Revenue Code (Code) for life insurance.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your life insurance policy until you take the money out. The beneficiaries are not taxed when they receive the death proceeds upon the death of the insured.

You, as the owner, will not be taxed on increases in the value of your Policy until a distribution occurs - either as a surrender or as a loan. When you receive a distribution, you are taxed on the amount of the withdrawal that is earnings.

TAKING MONEY OUT OF YOUR POLICY
For tax purposes, your Policy will be treated as a modified endowment contract, unless under certain circumstances it was exchanged for a policy issued before June 21, 1988. Consequently if you make a withdrawal or a loan from your Policy, the Code treats it as first coming from earnings and then from your premiums. These earnings are included in taxable income.

The Code also provides that any amount received from an insurance policy which is included in income may be subject to a 10% penalty. The penalty will not apply if the income received is: (1) paid on or after the taxpayer reaches age 59-1/2; (2) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); or (3) in a series of substantially equal payments made annually (or more frequently) for the life or life expectancy of the taxpayer. If you purchased a Policy in exchange for a policy issued prior to June 21, 1988, different tax rules may apply. See "Tax Status" in Part II for more details.

DIVERSIFICATION
The Code provides that the underlying investments for a variable life policy must satisfy certain diversification requirements in order to be treated as a life insurance contract. Cova believes that the investment portfolios are being managed so as to comply with the requirements.

Under current federal tax law, it is unclear as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Cova would be considered the owner of the shares of the investment portfolios. If you are considered the owner of the investments, it will result in the loss of the favorable tax treatment for the Policy. It is unknown to what extent owners are permitted to select investment portfolios, to make transfers among the investment portfolios or the number and type of investment portfolios owners may select from. If guidance from the Internal Revenue Service is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the Policy, could be treated as the owner of the investment portfolios. Due to the uncertainty in this area, Cova reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

7.   ACCESS TO YOUR MONEY

The Cash Surrender Value in your Policy is available: (1) by making a surrender (either a partial or a complete surrender) or (2) by taking a loan from your Policy.

LOANS
You may borrow money from Cova while the Policy is still in force. The Policy will be the only security Cova will require for a Policy loan. You cannot borrow against your Policy until the end of the right to examine period and you cannot borrow if the Policy is in a grace period. Loans are considered distributions from the Policy for tax purposes and the portion of the loan that has come from earnings will be taxable to you and may be subject to a 10% penalty tax. See "Tax Status" in Part II for more details.

LOAN AMOUNT. The maximum loan amount is equal to: 90% of the Account Value, less loan interest due on the next Policy Anniversary, the surrender charge, the policy maintenance fee, if any, and the deferred premium tax charge, if any.

The minimum loan amount is $500. If total loans equal or exceed the Cash Value, the Policy will terminate at the end of the grace period if an appropriate loan repayment is not received by Cova.

LOAN ACCOUNT. When you make a loan, a portion of your Account Value equal to the loan will be transferred on a pro rata basis from the investment portfolios to the loan account. The loan account is a portion of Cova's general account that contains Account Values attributable to Policy loans.

LOAN INTEREST. Loan interest due on the Policy loan will accrue daily at a current rate of 6.0% per annum. The loan interest is due each Policy Anniversary and if not paid will become part of the loan. When that happens, a portion of the Account Value equal to the loan interest due is transferred, on a pro rata basis, from the investment portfolios to the loan account.

INTEREST CREDITED. Amounts held in the loan account will be credited daily with interest, at a current rate of 4.0% per annum.

PREFERRED LOAN. The part of your loan equal to earnings is the Preferred Loan. A preferred loan will be credited interest daily at a current rate of 6.0% per annum.

EFFECT OF LOAN. When you make a loan against your Policy, Cova will redeem Accumulation Units from the investment portfolios equal to the loan request and transfer that amount to the loan account.

A Policy loan, whether or not repaid, will have a permanent effect on the Policy. This is because the loan account does not share in the investment results of the investment portfolio(s). If it is not repaid, the Policy loan and accrued loan interest will reduce the amount of Cash Value. It will also reduce the amount payable at death because outstanding loans and accrued loan interest are deducted from the death benefit.

LOAN REPAYMENTS. You can repay all or part of a loan at any time while your Policy is in force and the insured is alive. There is no minimum loan repayment amount. If you want to repay a loan in full, the loan repayment must equal the loan plus all the accrued loan interest.

When you repay a loan, Cova will transfer the amount held in the loan account to the investment portfolios according to your most recent instructions.

Unless you tell Cova otherwise, any payment Cova receives from you will go first to pay any interest due, then to repay any loan, and then will be considered a premium payment.

TOTAL SURRENDER
You can terminate your Policy by notifying Cova in writing. Cova will pay you the Cash Surrender Value. When that happens, the Policy will be terminated and there will be no other benefits. When you make a total surrender there may be surrender charges and deferred premium tax charges and the policy maintenance fee will be deducted.

PARTIAL SURRENDERS
You can surrender some of the Cash Surrender Value by making a request in writing to Cova. The minimum amount you can surrender is $500, unless your Cash Surrender Value is less. Cova requires that you maintain a minimum Account Value in your Policy of at least $5,000 after you make a partial surrender. If you do not, the Policy will terminate and Cova will send you the entire Cash Surrender Value. When you make a partial surrender, there may be surrender charges and deferred premium tax charges.

When you make a partial surrender, the Face Amount of your Policy will be reduced. The Face Amount is reduced in the same proportion that the Account Value is reduced by the partial surrender. When you make a partial surrender, the amount of the surrender is deducted on a pro rata basis from Account Value allocated to the investment portfolios, unless you specify otherwise.

TERMINATION OF THE POLICY
Your Policy will terminate if (1) you make a total surrender of the Policy, (2) the grace period has ended, or (3) the insured has died.

REINSTATEMENT
If your Policy terminates while the insured is still alive you can have it reinstated provided the Policy did not terminate because you made a total surrender. You can only reinstate your Policy within 5 years after the end of the grace period. If there are joint insureds, both insureds must be alive.

When you reinstate your Policy you must provide Cova with satisfactory evidence of insurability and you must either repay any outstanding loan and accrued interest or you must reinstate the loan along with any accrued interest. You must also pay a sufficient premium to (1) cover all the monthly deductions and any policy maintenance fee that were unpaid during the grace period and (2) be sufficient to keep the Policy in force for at least 2 months after the date of reinstatement.

When you reinstate your Policy, the Face Amount of the reinstated Policy will be the Face Amount of your original Policy at the time the Policy terminated, unless you direct Cova otherwise. You cannot select a Face Amount that is larger than that. The Account Value adjusted for the past due charges of your Policy when you reinstate it will be the Account Value at the time of termination plus the additional premium paid at the time of reinstatement. The past due monthly deductions and policy maintenance fee, if any, will be deducted from this amount. The surrender charge, if any, and the deferred premium tax charge, if any, are based on the number of Policy Years from the original Policy Date.

The effective date of the reinstated Policy is the next processing date following Cova's approval of your application for reinstatement.

8.   OTHER INFORMATION

COVA
Cova Financial Services Life Insurance Company (Cova) was incorporated on August 17, 1981, as Assurance Life Company, a Missouri corporation, and changed its name to Xerox Financial Services Life Insurance Company in 1985. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company purchased Cova, which on that date changed its name to Cova Financial Services Life Insurance Company.

Cova is licensed to do business in the District of Columbia and all states except for California, Maine, New Hampshire, New York and Vermont.

THE SEPARATE ACCOUNT
Cova has established a separate account, Cova Variable Life Account One (Separate Account), to hold the assets that underlie the Policies.

The assets of the Separate Account are held in Cova's name on behalf of the Separate Account and legally belong to Cova. However, those assets that underlie the Policies, are not chargeable with liabilities arising out of any other business Cova may conduct. All the income, gains and losses (realized or unrealized) resulting from those assets are credited to or against the Policies and not against any other policies Cova may issue.

DISTRIBUTOR
Cova Life Sales Company (Life Sales), One Tower Lane, Suite 3000, Oakbrook Terrace, Illinois 60181-4644, acts as the distributor of the Policies. Life Sales is an affiliate of Cova.

Commissions will be paid to broker-dealers who sell the Policies. Broker-dealers will be paid commissions up to 5.5% of premiums and a trail commission up to
 .25% for years two through nine which increases up to .40% in year 10 or later. Sometimes, Cova enters into an agreement with the broker-dealer to pay the broker-dealer persistency bonuses, in addition to the standard commission.

SUSPENSION OF PAYMENTS OR TRANSFERS

Cova may be required to suspend or postpone any payments or transfers for any period when:

1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2.   trading on the New York Stock Exchange is restricted;

3.   an  emergency  exists  as a  result  of which  disposal  of  shares  of the
     investment  portfolios  is  not  reasonably   practicable  or  Cova  cannot
     reasonably value the shares of the investment portfolios;

4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of owners.

OWNERSHIP

OWNER. You, as the owner of the Policy, have all of the rights under the Policy. If you die while the Policy is still in force and the insured is living, ownership passes to a successor owner or if none, then your estate becomes the owner.

JOINT OWNER. The Policy can be owned by joint owners. Authorization of both joint owners is required for all Policy changes except for telephone transfers.

BENEFICIARY. The beneficiary is the person(s) or entity you name to receive any death benefit. The beneficiary is named at the time the Policy is issued unless changed at a later date. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before the insured dies. If there is an irrevocable beneficiary, all Policy changes except premium allocations and transfers require the consent of the beneficiary.

ASSIGNMENT. You can assign the Policy.





PART II
MORE INFORMATION

THE COMPANY
Cova Financial Services Life Insurance Company (Cova) was originally incorporated on August 17, 1981 as Assurance Life Company, a Missouri corporation and changed its name to Xerox Financial Services Life Insurance Company in 1985. On June 1, 1995, a wholly-owned subsidiary of General American Life Insurance Company (General American) purchased Cova from Xerox Financial Services, Inc. On June 1, 1995, Cova changed its name to Cova Financial Services Life Insurance Company. Cova presently is licensed to do business in the District of Columbia and all states except California, Maine, New Hampshire, New York and Vermont.

General American is a St. Louis-based mutual company with more than $275 billion of life insurance in force and approximately $19 billion in assets. It provides life and health insurance, retirement plans, and related financial services to individual and groups.

On April 1, 1996, Cova contributed initial capital to the Large Cap Stock and Quality Bond Portfolios, by making a capital contribution through another Separate Account. As of December 31, 1996, the capital contributed to the Quality Bond Portfolio represented approximately 36% of the total assets of such Portfolio and the capital contributed to the Large Cap Stock Portfolio by Cova represented approximately 75% of the total assets of such Portfolio. Cova currently intends to remove these assets from the Portfolios on a pro rata basis in proportion to money invested in the Portfolios by both variable annuity and variable life contract owners.


EXECUTIVE OFFICERS AND DIRECTORS OF COVA

The directors and executive officers of Cova and their principal occupations for the past five years are as follows:

                               PRINCIPAL OCCUPATION DURING
NAME                           THE PAST 5 YEARS
----                           ----------------

John W. Barber***       Director of Cova, First Cova Life Insurance  Company (FCLIC)
                        and Cova Financial Life  Insurance  Company  (CFLIC) - June,
                        1995 to present;  Vice  President and  Controller of General
                        American - December, 1984 to present; President and Director of Equity Intermediary Company - October, 1988 to present.

Frances S. Cook*        First Vice President and Associate General Counsel of Cova -
                        July,  1997 to present,  prior  thereto Vice  President  and
                        Assistant  General  Counsel  1996  to  1997,  prior  thereto
                        Assistant General Counsel 1993 to 1997;  Secretary of CFLIC,
                        Cova and FCLIC - 1997 to present;  First Vice  President  of
                        Cova Life Management Company (CLMC) - July, 1997 to present, prior thereto Vice President and Assistant  General  Counsel
                        1996 to 1997, prior thereto  Assistant  General Counsel 1993 to 1997;  Secretary of Cova Investment Advisory  Corporation
                        (Advisory)  - 1997 to present;  Assistant  Secretary of Cova
                        Life Sales Company (CLSC) - 1993 to present.

Jerome P. Darga*        Vice  President and Assistant  Secretary of Cova,  CFLIC and
                        CLMC - 1992 to present.

Connie A. Doern****     Vice  President  of Cova and CFLIC - 1997 to present,  prior thereto  Assistant Vice  President  from 1990 to 1996;  Vice
                        President  of  FCLIC  -  1997  to  present,   prior  thereto
                        Assistant Vice  President from 1993 to 1996;  Vice President of J&H/KVI - 1989 to present.

Judy M. Drew*           Vice  President  of Cova and CFLIC - 1988 to  present;  Vice
                        President of FCLIC - 1992 to present;  Senior Vice President of CLMC - 1996 to present, prior thereto Vice President from
                        1989 to 1996; President,  COO and Director of CLSC - 1988 to
                        present.

Patricia E. Gubbe*      Vice  President  of Cova and CFLIC - 1989 to  present;  Vice
                        President of FCLIC - 1992 to present;  First Vice  President of CLMC - 1996 to present, prior thereto Vice President from
                        1989 to 1996; Vice President and Chief Compliance Officer of
                        CLSC - 1989 to present.

Philip  A. Haley*       Vice  President  of Cova and CFLIC - 1990 to  present;  Vice
                        President of FCLIC - 1992 to present; Vice President of CLSC
                        - 1991 to present;  Senior Vice  President of CLMC - 1996 to present, prior thereto Vice President from 1989 to 1996.

Christopher S. Harden*  Vice  President  of Cova and CFLIC - 1991 to present;  First
                        Vice President of CLMC - 1996 to present, prior thereto Vice
                        President - 1991 to 1996.

J. Robert Hopson*       Vice President, Chief Actuary and Director of Cova and CFLIC
                        -  1991  to  present;  Vice  President,  Chief  Actuary  and
                        Director of FCLIC - 1992 to present;  Senior Vice President,
                        Chief Actuary and Director of CLMC - 1996 to present,  prior thereto Vice  President  and Director  from 1993 to 1996 and
                        Vice President from 1991 to 1993.

Thomas E. Hughes, Jr.** Treasurer  and  Director  of Cova and CFLIC - June,  1995 to
                        present;  Treasurer  of  FCLIC  -  June,  1995  to  present;
                        Corporate  Actuary  and  Treasurer  of  General  American  -
                        October, 1994 to present. Formerly, Executive Vice President
                        - Group Pensions General American - March,  1990 to October,
                        1994.  In  addition to the Cova  companies,  Director of the following  General American  subsidiary  companies:  Paragon
                        Life  Insurance  Company  and  RGA  Reinsurance   Company  -
                        October, 1994 to present. Treasurer of the following General
                        American  subsidiary   companies:   Paragon  Life  Insurance
                        Company,  General Life Insurance Company of America, General
                        Life Insurance  Company,  General  American Holding Company,
                        Red Oak Realty Company, Gen Mark Incorporated, Walnut Street
                        Securities,  Inc.,  Walnut Street  Advisers Inc.,  White Oak
                        Royalty  Company,   Walnut  Street  Funds,   Inc.,  and  RGA
                        Reinsurance Company - October, 1994 to present.

Douglas E. Jacobs*      Vice President of Cova, CFLIC and CLMC - 1985 to present.

Lisa O. Kirchner****    Vice  President  of Cova - 1997 to  present,  prior  thereto
                        Assistant Vice  President from 1990 to 1996;  Vice President of CFLIC - 1997 to present,  prior  thereto  Assistant  Vice
                        President from 1988 to 1996;  Vice President of FCLIC - 1997 to present, prior thereto Assistant Vice President from 1993 to 1996; Vice President of J&H/KVI - 1985 to present.

Richard A. Liddy**      Chairman of the Board of  Directors of Cova,  CFLIC,  FCLIC,
                        CLMC,  Advisory and Cova Investment  Allocation  Corporation
                        (Allocation)  -  April,  1997 to  present;  Chairman  of the
                        Board,  President  and Chief  Executive  Officer  of General
                        American  - May,  1992 to  present;  Mr.  Liddy  also  holds various positions with the General American  subsidiaries as follows:  Chairman  of the Board and  President  of  General
                        American Mutual Holding Company,  GenAmerica Corporation and
                        General American  Holding Company;  Chairman of the Board of
                        Security Equity Life Insurance Company, Conning Corporation,
                        The Walnut  Street Funds,  Inc.,  General  American  Capital
                        Company,  Reinsurance  Group  of  America,  Inc.,  RGA  Life
                        Reinsurance Company of Canada, and RGA Reinsurance Company.

William C. Mair*        Vice President, Controller and Director of Cova from 1995 to present, prior thereto Vice President, Controller, Treasurer and Director.  Vice  President,  Controller  and Director of
                        CFLIC from 1995 to present,  prior  thereto Vice  President,
                        Controller,   Treasurer   and  Director;   Vice   President,
                        Controller  and  Director  of FCLIC - from 1992 to  present;
                        Vice  President,   Treasurer,  Controller  and  Director  of
                        Advisory  - 1993  to  present;  Vice  President,  Treasurer,
                        Controller  and  Director of  Allocation  - 1994 to present;
                        Director of CLSC - 1992 to present;  Senior Vice  President,
                        Treasurer,  Controller  and  Director  of  CLMC  -  1989  to
                        present;  Vice  President,   Treasurer,   Controller,  Chief
                        Financial Officer,  Chief Accounting Officer and Director of
                        Cova Series Trust - 1996 to present.

Matthew P. McCauley**   Assistant  Secretary and Director of Cova, CFLIC and FCLIC -
                        June,  1995 to present;  Associate  General Counsel and Vice
                        President  of  General  American  - 1973 to  present;  also,
                        Director, Vice President,  General Counsel and Secretary for
                        several  other  General  American  subsidiaries,   including
                        Equity  Intermediary  Company,  Red Oak Realty Company,  and
                        White Oak Royalty Company;  General American Holding Company
                        and Paragon  Life  Insurance  Company.  General  Counsel and
                        Secretary,   Reinsurance  Group  of  America,  Incorporated.
                        Director and Secretary,  General  American  Capital Company.
                        General Counsel and Secretary, Conning Corporation.  General
                        Counsel,  Conning Asset Management Company.  Director of RGA
                        Reinsurance  Company  and  Walnut  Street  Securities,  Inc.
                        Secretary to the Walnut Street Funds, Inc.

Mark E. Reynolds*       Executive  Vice  President of Cova and CFLIC - May,  1997 to
                        present;  Executive  Vice  President and Director of FCLIC -
                        May,  1997 to present;  Executive  Vice  President of CLMC -
                        May, 1997 to present;  Executive Vice President and Director of Advisory -  December,  1996 to  present;  Executive  Vice
                        President  and Director of  Allocation  - December,  1996 to
                        present.

Leonard M. Rubenstein** Director of Cova, CFLIC, FCLIC, and CLMC - January,  1996 to
                        present;  Director of Advisory and  Allocation  from 1995 to present;  Executive  Vice  President and Director of General
                        American  - 1992  to  present.  Mr.  Rubenstein  also  holds various positions with the General American  subsidiaries as follows:  Director and Treasurer of General American Capital
                        Company;  Senior Vice President  Investments,  Treasurer and
                        Director  of  Reinsurance  Group of  America,  Incorporated;
                        Director  of Paragon  Life  Insurance  Company;  Director of
                        General American Holding Company;  Chief Executive  Officer,
                        Chairman  and Director of Conning  Corporation;  Director of
                        the  following:  General Life  Insurance  Company,  Security
                        Equity Life Insurance Company,  BHIF America de Vida Seguros
                        S.A.  (Chile),  Manatial Seguros de Vida, S.A.  (Argentina),
                        Red Oak Realty  Company,  General Life Insurance  Company of
                        America; RGA Reinsurance Company; Secretary and Director for
                        RGA Sud America S.A.

Myron H. Sandberg*      Vice  President  of Cova and CFLIC - 1985 to  present;  Vice
                        President of CLMC - 1989 to present.

John W. Schaus*         Vice  President  of Cova and CFLIC - 1988 to  present;  Vice
                        President of CLMC - 1989 to present.

Lorry J.  Stensrud*     President and Director of Cova,  CFLIC,  FCLIC and CLMC from
                        June,  1995  to  present,   prior  thereto   Executive  Vice
                        President;  President  and Director of Advisory from 1993 to present;  President and Director of Allocation  from 1994 to present.  Director of CLSC from 1989 to present;  President,
                        Chief Executive  Officer and Director of Cova Series Trust -
                        1996 to present.

Peter L. Witkewiz****   Vice President of Cova, CFLIC and FCLIC - 1993 to present.

Kent R.  Zimmerman**    Assistant  Treasurer  of  Cova  and  CFLIC  - May,  1996  to
                        present;  Assistant  Treasurer  of CLMC - 1996  to  present;
                        Second Vice President of General American - 1997 to present, prior thereto Vice  President of General  American - 1992 to
                        1997. Mr. Zimmerman holds various positions with the General
                        American subsidiaries - Assistant Treasurer, Security Equity
                        Life  Insurance  Company,  Paragon Life  Insurance  Company,
                        General   Life   Insurance   Company  of  America   and  RGA
                        Reinsurance Co.

*    Business Address:  Cova, One Tower Lane, Suite 3000, Oakbrook Terrace, IL 60181

**   Business Address:  General American, 700 S. Market Street, St. Louis, MO 63101

***  Business Address:  General American, 13045 Tesson Ferry Road, St. Louis, MO 63128

**** Business Address:  J&H/KVI, 1776 West Lakes Parkway, West Des Moines, IA 50266

VOTING
In accordance with its view of present applicable law, Cova will vote the shares of the investment portfolios at special meetings of shareholders in accordance with instructions received from owners having a voting interest. Cova will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. Cova will vote shares it owns in the same proportion as it votes shares for which it has received instructions. The funds do not hold regular meetings of shareholders.

If the Investment Company Act of 1940 or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Cova determines that it is permitted to vote the shares of the funds in its own right, it may elect to do so.

The voting interests of the owner in the funds will be determined as follows: owners may cast one vote for each $100 of Account Value of a Policy which is allocated to an investment portfolio on the record date. Fractional votes are counted.

The number of shares which a person has a right to vote will be determined as of the date to be chosen by Cova not more than sixty (60) days prior to the meeting of the fund. Voting instructions will be solicited by written communication at least fourteen (14) days prior to such meeting.

Each owner having such a voting interest will receive periodic reports relating to the investment portfolios in which he or she has an interest, proxy material and a form with which to give such voting instructions.

DISREGARD OF VOTING INSTRUCTIONS. Cova may, when required to do so by state insurance authorities, vote shares of the funds without regard to instructions from owners if such instructions would require the shares to be voted to cause an investment portfolio to make, or refrain from making, investments which would result in changes in the sub-classification or investment objectives of the investment portfolio. Cova may also disapprove changes in the investment policy initiated by owners or trustees/directors of the funds, if such disapproval is reasonable and is based on a good faith determination by Cova that the change would violate state or federal law or the change would not be consistent with the investment objectives of the investment portfolios or which varies from the general quality and nature of investments and investment techniques used by other funds with similar investment objectives underlying other variable contracts offered by Cova or of an affiliated company. In the event Cova does disregard voting instructions, a summary of this action and the reasons for such action will be included in the next semi-annual report to owners.

THE SEPARATE ACCOUNT
Cova has established the separate account, Cova Variable Life Account One (Separate Account), to hold the assets that underlie the Policies. The Board of Directors of Cova adopted a resolution to establish the Separate Account under Missouri insurance law on February 24, 1987. The Separate Account has not yet commenced operations. Cova has registered the Separate Account with the Securities Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

The investment program of the Separate Account will not be changed without the approval by the Insurance Commissioner of the state of Missouri. If required, the approval process is on file with the Commissioner of the state in which this Policy is issued.

If the New York Stock Exchange is closed (except for holidays and weekends) or trading is restricted due to an emergency as defined by the Securities and Exchange Commission so that Cova cannot value Accumulation Units, Cova may postpone all procedures which require valuation of the Accumulation Units until valuation is possible.

LEGAL OPINIONS
Legal matters in connection with the Policies  described herein are being passed
upon  by  the  law  firm  of  Blazzard,  Grodd  &  Hasenauer,   P.C.,  Westport,
Connecticut.

REDUCTION OR ELIMINATION OF SURRENDER CHARGE
The amount of the surrender charge on the Policies may be reduced or eliminated when sales of the Policies are made to individuals or to a group of individuals in a manner that results in savings of sales expenses. The entitlement to a reduction of the surrender charge will be determined by Cova after examination of all the relevant factors such as:

1. The size and type of group to which sales are to be made will be considered. Generally, the sales expenses for a larger group are less than for a smaller group because of the ability to implement large numbers of Policies with fewer sales contacts.

2. The total amount of premium payments to be received will be considered. Per Policy sales expenses are likely to be less on larger premium payments than on smaller ones.

3. Any prior or existing relationship with Cova will be considered. Per Policy sales expenses are likely to be less when there is a prior existing relationship because of the likelihood of implementing the Policy with fewer sales contacts.

4. There may be other circumstances, of which Cova is not presently aware, which could result in reduced sales expenses.

If, after consideration of the foregoing factors, Cova determines that there will be a reduction in sales expenses, Cova may provide for a reduction or elimination of the surrender charge.

The surrender charge may be eliminated when the Policies are issued to an officer, director or employee of Cova or any of its affiliates. In no event will any reduction or elimination of the surrender charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.

MISSTATEMENT OF AGE OR SEX
If the age or sex of the insured(s) has been incorrectly stated, the death benefit will be adjusted to reflect the death benefit that would have been provided by the last cost of insurance at the correct age and/or sex of the insured.

COVA'S RIGHT TO CONTEST
Cova cannot contest the validity of the Policy except in the case of fraud after it has been in effect during the insured's lifetime for two years from the Policy Date. If the Policy is reinstated, the two-year period is measured from the date of reinstatement. In addition, if the insured commits suicide in the two-year period, or such period as specified in state law, the benefit payable will be limited to premiums paid less debt and less any surrenders.

SETTLEMENT OPTIONS
The Cash Surrender Value or the death proceeds may be paid in a lump sum or may be applied to one of the Settlement Options. The Settlement Options are:

Option 1: Life Annuity
Option 2: Life Annuity with 5, 10 or 20 years Guaranteed
Option 3: Joint and Last Survivor Annuity
Option 4: Payments for a Designated Period

You or the beneficiary can select to have the Settlement Options payable on either a fixed or variable basis.

TAX STATUS
NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON COVA'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO LIFE INSURANCE IN GENERAL. COVA CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. SECTION 7702 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("CODE"), DEFINES THE TERM "LIFE INSURANCE CONTRACT" FOR PURPOSES OF THE CODE. COVA BELIEVES THAT THE POLICIES TO BE ISSUED WILL QUALIFY AS "LIFE INSURANCE CONTRACTS" UNDER SECTION 7702. COVA DOES NOT GUARANTEE THE TAX STATUS OF THE POLICIES. PURCHASERS BEAR THE COMPLETE RISK THAT THE POLICIES MAY NOT BE TREATED AS "LIFE INSURANCE" UNDER FEDERAL INCOME TAX LAWS. PURCHASERS SHOULD CONSULT THEIR OWN TAX ADVISERS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED IN THIS PROSPECTUS MAY BE APPLICABLE IN CERTAIN SITUATIONS.

INTRODUCTION. The discussion contained herein is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion herein is based upon Cova's understanding of current federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current federal income tax laws or of the current interpretations by the Internal Revenue Service.

Cova is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from Cova and its operations form a part of Cova.

DIVERSIFICATION. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. The Code contains a safe harbor provision which provides that life insurance policies such as the Policies meet the diversification requirements if, as of the close of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five (55%) percent of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities issued by the U.S. Treasury in connection with variable life insurance policies.

On March 2, 1989,  the  Treasury  Department  issued  Regulations  (Treas.  Reg.
Section 1.817-5), which established diversification requirements for the investment portfolios underlying variable contracts such as the Policies. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if: (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (iii) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of these Regulations, all securities of the same issuer are treated as a single investment.

The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer".

Cova intends that each investment portfolio underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements.

The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which owner control of the investments of the Separate Account will cause the owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Policy. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

The amount of owner control which may be exercised under the Policy is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the Separate Account.

In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the Separate Account.

Due to the uncertainty in this area, Cova reserves the right to modify the Policy in an attempt to maintain favorable tax treatment.

TAX TREATMENT OF THE POLICY. The Policy has been designed to comply with the definition of life insurance contained in Section 7702 of the Code. Although some interim guidance has been provided and proposed regulations have been issued, final regulations have not been adopted. Section 7702 of the Code requires the use of reasonable mortality and other expense charges. In establishing these charges, Cova has relied on the interim guidance provided in IRS Notice 88-128 and proposed regulations issued on July 5, 1991. Currently, there is even less guidance as to a Policy issued on a substandard risk basis and thus it is even less clear whether a Policy issued on such basis would meet the requirements of Section 7702 of the Code.

While Cova has attempted to comply with Section 7702, the law in this area is very complex and unclear. There is a risk, therefore, that the Internal Revenue Service will not concur with Cova's interpretations of Section 7702 that were made in determining such compliance. In the event the Policy is determined not to so comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. Owners should consult their tax advisers with respect to the tax consequences of purchasing the Policy.

POLICY PROCEEDS. Loan proceeds and/or surrender payments from the Policies are fully taxable to the extent of income in the Policy and may further be subject to an additional 10% federal income tax penalty. (See "Tax Treatment of Loans and Surrenders".) Otherwise, the Policy should receive the same federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is excludable from the gross income of the beneficiary under Section 101(a) of the Code and any benefits paid under the Accelerated Death Benefit Rider shall be excludable from gross income under Section 101(g) of the Code. Furthermore, the owner is not deemed to be in constructive receipt of the Account Value or Cash Surrender Value, including increments thereon, under a Policy until surrender thereof. If the death proceeds are to be paid under one of the Settlement Options, the payments will be pro rated between the amount attributable to the death benefit which will be excludable from the beneficiary's income and the amount attributable to interest which will be includable in the beneficiary's income.

Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each Policy owner or beneficiary. Owners and beneficiaries should consult their tax advisers.

JOINT LIVES. The Policy may be issued with a Joint Life Rider providing for the payment of the death benefit upon the death of the last surviving insured. While Cova believes that a Policy issued on this basis complies with Section 7702 of the Code, such circumstances are not directly addressed in either Section 7702 or the regulations issued thereunder. In the absence of regulations or other guidelines, there is some uncertainty as to whether a Policy with such a joint life feature meets the requirements of Section 7702 of the Code.

TAX TREATMENT OF LOANS AND SURRENDERS. The Code alters the tax treatment accorded to loans and certain distributions from life insurance policies which are deemed to be "modified endowment contracts". The Policy's premium requirements are such that Policies issued on or after June 21, 1988 will be treated as modified endowment contracts. A Policy received in exchange for a modified endowment contract is also a modified endowment contract regardless of whether it meets the 7-pay test.

However, an exchange under Section 1035 of the Code of a life insurance policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a modified endowment contract if no additional premiums are paid.

A Policy that was entered into prior to June 21, 1988 may be deemed to be a modified endowment contract if it is materially changed and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven
(7) level annual premiums. A material change would include any increase in the future benefits provided under a policy unless the increase is attributable to:
(1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven Policy Years; or (2) the crediting of interest or other earnings (including policyholder dividends) with respect to such premiums.

Assuming that the Policy will be treated as a modified endowment contract, surrenders and/or loan proceeds are taxable to the extent of income in the Policy. Such distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Loan proceeds and/or surrender payments may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distribution: (1) made on or after the date on which the taxpayer reaches age 59-1/2; (2) which is attributable to the taxpayer becoming disabled (within the meaning of Section 72(m)(7) of the Code); or (3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary. Furthermore, only under limited circumstances will interest paid on Policy loans be tax deductible.

Policy owners should seek competent tax advice on the tax consequences of taking loans, making a partial or total surrender or making any material modifications to their Policies.

MULTIPLE POLICIES. The Code further provides that multiple modified endowment contracts that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one modified endowment contract for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of contracts. Policy owners should consult a tax adviser prior to purchasing more than one modified endowment contract in any calendar year period.

TAX TREATMENT OF ASSIGNMENTS. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. Policy owners should therefore consult competent tax advisers should they wish to assign or change the owner of their Policies.

QUALIFIED PLANS. The Policies may be used in conjunction with certain qualified plans. Because the rules governing such use are complex, a purchaser should not do so until he has consulted a competent qualified plans consultant.

INCOME TAX WITHHOLDING
All distributions or the portion thereof which is includable in gross income of the Policy owner are subject to federal income tax withholding. However, the Policy owner in most cases may elect not to have taxes withheld. The Policy owner may be required to pay penalties under the estimated tax rules, if the Policy owner's withholding and estimated tax payments are insufficient.

REPORTS TO OWNERS
Cova will send to each owner semi-annual and annual reports of the investment portfolios. Within 30 days after each Policy Anniversary, an annual statement will be sent to each owner. The statement will show the current amount of death benefit payable under the Policy, the current Account Value, the current Cash Surrender Value, current debt and will show all transactions previously confirmed. The statement will also show premiums paid and all charges deducted during the Policy Year.

Confirmations will be mailed to Policy owners within seven days of the transaction of: (a) the receipt of premium; (b) any transfer between investment portfolios; (c) any loan, interest repayment, or loan repayment; (d) any surrender; (e) exercise of the free look privilege; and (f) payment of the death benefit under the Policy. Upon request a Policy owner shall be entitled to a receipt of premium payment.

LEGAL PROCEEDINGS
There are no legal proceedings to which the Separate Account or the Distributor is a party or to which the assets of the Separate Account are subject. Cova is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

EXPERTS
The consolidated balance sheets of Cova as of December 31, 1996 and 1995 and the related consolidated statements of income, shareholder's equity and cash flows for the year ended December 31, 1996 and the periods from June 1, 1995 through December 31, 1995 and January 1 through May 31, 1995 and for the year ended December 31, 1994 included herein, have been included in reliance upon the reports of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

FINANCIAL STATEMENTS
There are no financial statements for the Separate Account because it has not yet commenced operations.



COVA FINANCIAL SERVICES
LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Consolidated Financial Statements

December 31, 1996, 1995 and 1994

(With Independent Auditors' Report Thereon)

                         INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholder
Cova Financial Services Life Insurance Company:


We have audited the accompanying consolidated balance sheets of Cova Financial Services Life Insurance Company and subsidiaries (a wholly owned subsidiary of Cova Corporation) as of December 31, 1996 and 1995, and the related consolidated statements of income, shareholders equity and cash flows for the year ended December 31, 1996 and the period from June 1, 1995 to December 31, 1995 (Successor periods), and from January 1, 1995 to May 31, 1995, and for the year ended December 31, 1994 (Predecessor periods). These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Cova Financial Services Life Insurance Company and subsidiaries as of December 31, 1996 and 1995, and the results of their operations and their cash flows for the Successor periods, in conformity with generally accepted accounting principles. Also, in our opinion, the aforementioned Predecessor consolidated financial statements present fairly, in all material respects, the results of their operations and their cash flows for the Predecessor periods presented, in conformity with generally accepted accounting principles.






St. Louis, Missouri
March 7, 1997

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Consolidated Balance Sheets

December 31, 1996 and 1995
(In thousands of dollars)


                 ASSETS                                       1996
1995

Investments:
  Debt securities available for sale at market
(cost of $952,817 in 1996 and $583,868 in 1995)       $  949,611  $  594,556
  Mortgage loans (net)                                   244,103      77,472
  Policy loans                                            22,336      19,125
  Short-term investments at cost which approximates
    market                                                 4,404       7,859
                                                      ----------  ----------

Total investments                                      1,220,454     699,012
                                                      ----------  ----------

Cash and cash equivalents - interest bearing              38,322      59,312
Cash - non-interest bearing                                5,501       2,944
Receivable from sale of securities                         1,064          --
Accrued investment income                                 15,011       9,116
Deferred policy acquisition costs                         49,833      14,468
Present value of future profits                           46,389      38,155
Goodwill                                                  20,849      23,358
Federal and state income taxes recoverable                 1,461         397
Deferred tax benefits (net)                               13,537      13,556
Receivable from OakRe                                  1,973,813   2,391,982
Reinsurance receivables                                    3,504       8,891
Other assets                                               2,205       2,425
Separate account assets                                  641,871     410,449
                                                      ----------  ----------

Total Assets                                          $4,033,814  $3,674,065
                                                      ==========  ==========

See accompanying notes to consolidated financial statements.
(continued)

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Consolidated Balance Sheets (Continued)

December 31, 1996 and 1995
(In thousands of dollars)


LIABILITIES AND SHAREHOLDERS EQUITY                   1996         1995

Policyholder deposits                         $3,135,325   $3,033,763
Future policy benefits                            32,342       28,071
Payable on purchase of securities                 15,978        5,327
Accounts payable and other liabilities            19,764       20,143
Future purchase price payable to OakRe            16,051       23,967
Guaranty fund assessments                         12,409       14,259
Separate account liabilities                     626,901      410,449
                                              -----------  -----------

Total Liabilities                              3,858,770    3,535,979
                                              -----------  -----------

Shareholders equity:
  Common stock, $2 par value.  (Authorized
5,000,000 shares; issued and outstanding
2,899,446 shares in 1996 and 1995)                 5,799        5,799
  Additional paid-in capital                     166,491      129,586
  Retained earnings                                3,538          (63)
  Net unrealized appreciation/(depreciation)
    on securities, net of tax                       (784)       2,764
                                              -----------  -----------

Total Shareholders Equity                        175,044      138,086
                                              -----------  -----------

Total Liabilities and Shareholders Equity     $4,033,814   $3,674,065
                                              ===========  ===========


See accompanying notes to consolidated financial statements.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Consolidated Statements of Income

Years ended December 31, 1996, 1995, and 1994
(In thousands of dollars)

                                                       THE COMPANY             PREDECESSOR
                                                             7 MONTHS      5 MONTHS
                                                               ENDED        ENDED
                                                    1996      12/31/95     5/31/95       1994

Revenues:
  Premiums                                          $ 3,154  $   921   $   1,097   $    2,787
  Net investment income                              70,629   24,188      92,486      277,616
  Net realized gain (loss) on sale of investments       472    1,324     (12,414)    (101,361)
  Separate Account charges                            7,205    2,957       1,818        3,992
  Other income                                        1,320      725       1,037        2,713
                                                    -------  --------  ----------  -----------

Total revenues                                       82,780   30,115      84,024      185,747
                                                    -------  --------  ----------  -----------

Benefits and expenses:
  Interest on policyholder deposits                  50,100   17,706      97,867      249,905
  Current and future policy benefits                  5,130    1,785       1,830        5,259
  Operating and other expenses                       14,573    7,126      12,777       24,479
  Amortization of purchased intangible assets         2,332    3,030          --           --
  Amortization of deferred acquisition costs          4,389      100      11,157      125,357
                                                    -------  --------  ----------  -----------

Total Benefits and Expenses                          76,524   29,747     123,631      405,000
                                                    -------  --------  ----------  -----------

Income/(loss) before income taxes                     6,256      368     (39,607)    (219,253)
                                                    -------  --------  ----------  -----------
Income Taxes:
  Current                                             1,740    1,011     (16,404)     (46,882)
  Deferred                                              915     (580)      6,340      (30,118)
                                                    -------  --------  ----------  -----------

Total income tax expense/(benefit)                    2,655      431     (10,064)     (77,000)
                                                    -------  --------  ----------  -----------

Net Income/(Loss)                                   $ 3,601  $   (63)  $ (29,543)  $(142,253))
                                                    =======  ========  ==========  ===========


See accompanying notes to consolidated financial statements.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Consolidated Statements of Shareholders Equity

Years ended December 31, 1996, 1995 and 1994
(In thousands of dollars)

                                                     THE COMPANY                PREDECESSOR
                                                             7 MONTHS      5 MONTHS
                                                              ENDED          ENDED
                                                     1996    12/31/95       5/31/95     1994

Common stock ($2 par value common stock;
  Authorized 5,000,000 shares; issued and
    outstanding 2,899,446 in 1996, 1995 and 1994
      Balance at beg. of period)                   $  5,799   $  5,799   $  5,799   $   5,632
  Par value of additional shares issued                  --         --         --         167
                                                   ---------  ---------             ----------

Balance at end of period                              5,799      5,799      5,799       5,799
                                                   ---------  ---------  ---------  ----------

Additional paid-in capital:
  Balance at beginning of period                    129,586    137,749    136,534     120,763
Adjustment to reflect purchase acquisition
  indicated in note 2                                    --    (52,163)        --          --
Capital contribution                                 36,905     44,000      1,215      15,771
                                                   ---------  ---------  ---------  ----------

Balance at end of period                            166,491    129,586    137,749     136,534
                                                   ---------  ---------  ---------  ----------

Retained earnings/(deficit):
  Balance at beginning of period                        (63)   (36,441)     1,506     143,759
Adjustment to reflect purchase acquisition               --     36,441         --          --
   indicated in note 2
 Net income/(loss)                                    3,601        (63)   (29,543)   (142,253)
 Dividends to shareholder                                --         --     (8,404)         --
                                                   ---------  ---------  ---------  ----------

Balance at end of period                           $  3,538   $    (63)  $(36,441)  $   1,506
                                                   ---------  ---------  ---------  ----------

See accompanying notes to consolidated financial statements.
(Continued)

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Consolidated Statements of Shareholders Equity (Continued)

Years ended December 31, 1996, 1995 and 1994
(In thousands of dollars)


                                                          THE COMPANY            PREDECESSOR
                                                                 7 MONTHS   5 MONTHS
                                                                   ENDED     ENDED
                                                         1996    12/31/95   5/31/95     1994

Net unrealized appreciation/(depreciation)of   securities:
 Balance at beginning of period                                 2,764   $(28,837)  $ (65,228)  $    (321)
 Adjustment to reflect purchase acquisition
   indicated in note 2                                             --     28,837          --          --
 Implementation of change in accounting for
    marketable debt and equity securities,
      net of effects of deferred taxes
       of $18,375 and deferred acquisition
          costs of $42,955                                         --         --          --      34,125
 Change in unrealized appreciation/(depreciation)
    of debt and equity securities                             (13,915)    10,724     178,010    (357,502)
 Change in deferred Federal income taxes                        1,910     (1,489)    (18,458)     53,324
 Change in deferred acquisition costs attributable
    to unrealized losses/(gains)                                1,561         --    (123,161)    205,146
 Change in present value of future profits
    attributable to unrealized losses/(gains)                   6,896     (6,471)         --          --
                                                             ---------  ---------              ----------
 Balance at end of period                                        (784)     2,764     (28,837)    (65,228)
                                                             ---------  ---------  ----------  ----------

 Total Shareholders Equity                                   $175,044   $138,086   $  78,270   $  78,611
                                                             =========  =========  ==========  ==========

See accompanying notes to consolidated financial statements.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Consolidated Statements of Cash Flows

Years ended December 31, 1996, 1995 and 1994
(In thousands of dollars)


                                                      THE COMPANY            PREDECESSOR
                                                            7 MONTHS    5 MONTHS
                                                              ENDED       ENDED
                                                  1996       12/31/95    5/31/95      1994


Cash flows from operating activities:
  Interest and dividend receipts                 $  68,622   $  18,744   $  131,439   $   309,856
  Premiums received                                  3,154         921        1,097         2,787
  Insurance and annuity benefit payments            (3,729)     (2,799)      (1,809)       (3,755)
  Operating disbursements                          (17,158)    (10,480)      (9,689)      (26,023)
  Taxes on income refunded (paid)                   (3,016)         60       48,987        17,032
  Commissions and acquisition costs paid           (36,735)    (17,456)     (23,872)      (26,454)
  Other                                                937         529        1,120           836
                                                 ----------  ----------  -----------  ------------

Net cash provided by/(used in) operating
  activities                                        12,075     (10,481)     147,273       274,279
                                                 ----------  ----------  -----------  ------------

Cash flows from investing activities:
  Cash used for the purchase of investment
    securities                                    (715,274)   (875,994)    (575,891)   (1,935,353)
  Proceeds from investment securities sold and
    matured                                        262,083     253,814    2,885,053     3,040,474
  Other                                            (14,166)        179       (8,557)       (8,185)
                                                 ----------  ----------  -----------  ------------

Net cash provided by/(used in) investing
  activities                                     $(467,357)  $(622,003)  $2,300,605   $ 1,096,936
                                                 ----------  ----------  -----------  ------------

See accompanying notes to consolidated financial statements.
(Continued)

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Consolidated Statements of Cash Flows (Continued)

Years ended December 31, 1996, 1995 and 1994
(In thousands of dollars)


                                                     THE COMPANY             PREDECESSOR
                                                            7 MONTHS     5 MONTHS
                                                              ENDED        ENDED
                                                  1996       12/31/95     5/31/95     1994

Cash flows from financing activities:
  Policyholder deposits                      $ 446,784   $ 132,752   $    130,660   $  274,960
  Transfers from/(to) OakRe                    574,010     628,481     (3,048,531)          --
  Transfer to Separate Accounts               (119,592)    (37,946)        (4,835)     (33,548)
  Return of policyholder deposits             (491,025)   (436,271)      (290,586)    (608,868)
  Dividends to Shareholder                          --          --         (8,404)          --
  Capital contributions received                20,000      44,000          1,215       15,938
                                             ----------  ----------  -------------  -----------

Net cash provided by/(used in) financing
  activities                                   430,177     331,016     (3,220,481)    (351,518)
                                             ----------  ----------  -------------  -----------

Increase/(decrease) in cash and cash
  equivalents                                  (25,105)   (301,468)      (772,603)   1,019,697

Cash and cash equivalents at beginning of
  period                                        62,256     363,724      1,136,327      116,630
CFLIC contributed cash (Note 9)                  6,672          --             --           --
Cash and cash equivalents at end of period   $  43,823   $  62,256   $    363,724   $1,136,327
                                             ==========  ==========  =============  ===========


See accompanying notes to consolidated financial statements.

(Continued)

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Consolidated Statements of Cash Flows, Continued
(In thousands of dollars)

                                                       THE COMPANY          PREDECESSOR
                                                              7 MONTHS   5 MONTHS
                                                                ENDED      ENDED
                                                    1996      12/31/95    5/31/95    1994

Reconciliation of net income/(loss)to net cash
 provided by operating activities:
   Net income/(loss)                                 $  3,601   $    (63)  $(29,543)  $(142,253)
   Adjustments to reconcile net income/(loss)
     to net cash provided by operating activities:
       Increase/(decrease) in future policy
         benefits (net of reinsurance)                    680     (1,013)        11       1,494
       Increase/(decrease) in payables and accrued
           liabilities                                  2,900       (392)   (10,645)      3,830
       Decrease/(increase) in accrued investment
           income                                      (4,778)    (7,904)    32,010      21,393
       Amortization of intangible assets                6,721      3,831     11,309     125,722
       Amortization and accretion of securities
           premiums and discounts                       2,751        307      2,410       3,635
       Recapture commissions paid to OakRe             (4,483)    (4,777)        --          --
       Net realized losson sale of
           investments                                   (472)    (1,324)    12,414     101,361
       Interest accumulated on policyholder
           deposits                                    50,100     17,706     97,867     249,905
       Investment expenses paid                         1,151        642      2,373       7,296
       Decrease/(Increase)in guaranty assessments          --       (104)     5,070        (935)
       Increase/(decrease) in current and deferred
           Federal income taxes                          (351)       491     38,923     (59,263)
       Separate account net loss                       (2,008)         1          1           2
       Deferral of acquisition costs                  (34,803)   (14,568)   (13,354)    (30,024)
       Other                                           (8,934)    (3,314)    (1,573)     (7,884)
                                                                           ---------  ----------

Net cash provided by operating activities            $ 12,075   $(10,481)  $147,273   $ 274,279
                                                     =========  =========  =========  ==========

See accompanying notes to consolidated financial statements.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

December 31, 1996, 1995 and 1994

(1)  NATURE OF BUSINESS AND ORGANIZATION

     NATURE OF THE BUSINESS

Cova Financial Services Life Insurance Company (CFSLIC) and subsidiaries (the Company), formerly Xerox Financial Services Life Insurance Company (the Predecessor), market and service single premium deferred annuities, immediate annuities, variable annuities, and single premium whole-life insurance policies. The Company is licensed to do business in 47 states and the District of Columbia. Most of the policies issued present no significant mortality nor longevity risk to the Company, but rather represent investment deposits by the policyholders. Life insurance policies provide policy beneficiaries with mortality benefits amounting to a multiple, which declines with age, of the original premium.

Under the deferred annuity contracts, interest rates credited to policyholder deposits are guaranteed by the Company for periods from one to ten years, but in no case may renewal rates be less than 3%. The Company may assess surrender fees against amounts withdrawn prior to scheduled rate reset and adjust account values based on current crediting rates. Policyholders also may incur certain Federal income tax penalties on withdrawals.

Although the Company markets its products through numerous distributors, including regional brokerage firms, national brokerage firms and banks, approximately 66%, 59% and 57% of the companies sales have been through two specific brokerage firms, A.G. Edwards & Sons, Incorporated. and Edward Jones & Company in 1996, 1995 and 1994, respectively.

     ORGANIZATION

Prior to June 1, 1995 Xerox Financial Services, Inc. (XFSI) owned 100% or 2,899,446 shares of the Predecessor. XFSI is a wholly owned subsidiary of Xerox Corporation.

On June 1, 1995 XFSI sold 100% of the issued and outstanding shares of the Predecessor to Cova Corporation, a subsidiary of General American Life Insurance Company (GALIC), a Missouri domiciled life insurance company, in exchange for approximately $91.4 million in cash and $22.7 million in future payables. In conjunction with this Agreement, the Predecessor also entered into a financing reinsurance transaction that caused OakRe Life Insurance Company(OakRe),a subsidiary of the Predecessor, to assume the economic benefits and risks of the existing single premium deferred annuity deposits (SPDAs) of Cova Financial Services Life Insurance Company, which had an aggregate carrying value at June 1, 1995 of $2,982.0 million. In exchange, the Predecessor transferred specifically identified assets to OakRe with a market value at June 1, 1995 of $2,986.0 million. Ownership of OakRe was retained by XFSI subsequent to the sale of the Predecessor and other affiliates. The Receivable from OakRe to the Company that was created by this transaction will be liquidated over the remaining crediting rate guaranty periods (which will be substantially expired in four years) by the transfer of cash in the amount of the then current account value, less a recapture commission fee to OakRe on policies retained beyond their 30-day no-fee surrender window by the Company, upon the next crediting rate reset date of each annuity policy. The Company may then reinvest that cash for those policies that are retained and thereafter assume the benefits and risks of those deposits.




COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

In the event that both OakRe and XFSI default on the receivable, the Company may draw funds from a standby bank irrevocable letter of credit established by XFSI in the amount of $500 million. No funds were drawn on this letter of credit during the periods ending December 31, 1996 and 1995.

In substance, terms of the agreement have allowed the seller, XFSI, to retain substantially all of the existing financial benefits and risks of the existing business, while the purchaser, GALIC, obtained the corporate operating and product licenses, marketing and administrative capabilities of the Company, and access to the retention of the policyholder deposit base that persists beyond the next crediting rate reset date.

The Company owns 100% of the outstanding shares of First Cova Life Insurance Company (a New York domiciled insurance company) (FCLIC) and Cova Financial Life Insurance Company (a California domiciled insurance company) (CFLIC). Ownership of Cova Financial Life Insurance Company was obtained on December
31, 1996 as the result of a capital contribution by Cova Corporation. The Company has presented the consolidated financial position and results of operations for its subsidiaries from the dates of actual ownership (see note
9).

(2)  CHANGE IN ACCOUNTING

Upon closing the sale, the Company restated its financial statements in accordance with "push down purchase accounting", which allocates the net purchase price for the Company and its then sole subsidiary FCLIC of $91.4 million according to the fair values of the acquired assets and liabilities, including the estimated present value of future profits. These allocated values were dependent upon policies in force and market conditions at the time of closing, however, these allocations were not finalized until 1996. The table below summarizes the final allocation of purchase price:

(In Millions)

                                                   June 1, 1995
                                   --------------
Assets acquired:
  Debt securities                  $         32.4
  Policy loans                               18.3
  Cash and cash equivalents                 363.7
  Present value of future profits            47.4
  Goodwill                                   20.5
  Deferred tax benefit                       24.9
  Receivable from OakRe                   2,969.0
  Other assets                                5.9
  Separate account assets                   332.7
                                   --------------
                                          3,814.8
                                   --------------
Liabilities assumed:
  Policyholder deposits                   3,299.2
  Future policy benefits                     27.2
  Future purchase price payable              22.7
  Deferred Federal income taxes              12.6
  Other liabilities                          29.0
  Separate account liabilities              332.7
                                   --------------
                                          3,723.4
                                   --------------
Adjusted purchase price            $         91.4
                                   ==============

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

In addition to revaluing all material tangible assets and liabilities to their respective estimated market values as of the closing date of the sale, the Company also recorded in its financial statements the excess of cost over fair value of net assets acquired (goodwill) as well as the present value of future profits to be derived from the purchased and reinsured business. These amounts were determined in accordance with the purchase method of accounting. This new basis of accounting resulted in an increase in shareholders equity of $13.1 million in 1995 reflecting the application of push down purchase accounting. The Companys consolidated financial statements subsequent to June 1, 1995 reflect this new basis of accounting.

All amounts for periods ended before June 1, 1995 are labeled Predecessor and are based on predecessor historical costs. The periods ending on or after such date are labeled The Company, and are based on the new cost basis of the Company or fair values at June 1, 1995 and subsequent results of operations.

(3)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     SECURITIES

Investments in all debt securities and those equity securities with readily determinable market values are classified into one of three categories: held-to-maturity, trading, or available-for-sale. Classification of investments is based on management's current intent. All debt and equity securities at December 31, 1996 and 1995 were classified as available-for-sale. Securities available-for-sale are carried at market value, with unrealized holding gains and losses reported as a separate component of stockholders equity, net of deferred effects of income tax and related effects on deferred acquisition costs.

Amortization of the discount or premium from the purchase of mortgage-backed bonds is recognized using a level-yield method which considers the estimated timing and amount of prepayments of the underlying mortgage loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments previously anticipated and the actual prepayments received and currently anticipated. When such a difference occurs, the net investment in the mortgage-backed bond is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the bond, with a corresponding charge or credit to interest income (the "retrospective method").

A realized loss is recognized and charged against income if the Company's carrying value in a particular investment in the available-for-sale category has experienced a significant decline in market value that is deemed to be other than temporary.

Investment income is recorded when earned. Realized capital gains and losses on the sale of investments are determined on the basis of specific costs of investments and are credited or charged to income. Gains or losses on financial future or option contracts which qualify as hedges of investments are treated as basis adjustments and are recognized in income over the life of the hedged investments.

     MORTGAGE LOANS AND OTHER INVESTED ASSETS

Mortgage loans and policy loans are carried at their unpaid principal balances. Real estate is carried at cost less accumulated depreciation. Other invested assets are carried at lower of cost or market.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

Real estate reserves are established when declines in collateral values, estimated in light of current economic conditions and calculated in conformity with Statement of Financial Accounting Standards No. 114, Accounting by Creditors for Impairment of a Loan (SFAS 114), indicate a likelihood of loss. Prior to 1995, the Company evaluated its real estate-related assets (including accrued interest) by estimating the probabilities of loss utilizing various projections that included several factors relating to the borrower, property, term of the loan, tenant composition, rental rates, other supply and demand factors and overall economic conditions. Generally, at that time, the reserve was based upon the excess of the loan amount over the estimated future cash flows from the loan.

In 1995, the Company adopted Statement of Financial Accounting Standards No. 118, Accounting by Creditors for Impairment of a Loan -- Income Recognition and Disclosures (SFAS 118). SFAS 118 amends SFAS 114, providing clarification of income recognition issues and requiring additional disclosures relating to impaired loans. The adoption of SFAS 114 and 118 had no effect on the Companys financial position or results of operations at or for the period ended December 31, 1995. The Company had no impaired loans, but did establish a valuation allowance for potential losses on mortgage loans of $88 thousand at December 31, 1996.

Prior to 1995, when an investment supported by real estate collateral was deemed "in-substance" foreclosed, the investment was reclassified as real estate and recorded at its fair value, with any reduction in carrying value recorded as a realized loss. The change in this valuation was recorded as a realized capital gain or loss in the statements of income.

     CASH AND CASH EQUIVALENTS

Cash and cash equivalents include currency and demand deposits in banks, US Treasury bills, money market accounts, and commercial paper with maturities under 90 days, which are not otherwise restricted.

SEPARATE ACCOUNT ASSETS

The separate account investments are assigned to the policyholders in the separate accounts, and are not guaranteed or supported by the other general investments of the Company. The Company earns mortality and expense risk fees from the separate accounts and assesses withdrawal charges in the event of early withdrawals. Separate accounts assets are valued at fair market value.

In order to provide for optimum policyholder returns, and to allow for the replication of the investment performance of existing cloned mutual funds, the Company has periodically transferred capital to the separate account to provide for the initial purchase of investments in new portfolios. As additional funds have been received through policyholder deposits, the Company has periodically reduced its capital investment in the separate accounts. As of December 31, 1996, approximately $15.0 million of capital investments remained within the separate accounts.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

     DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business which vary with and are directly related to the production of new business, principally commissions, premium taxes, sales costs, and certain policy issuance and underwriting costs, are deferred.
 These deferred costs are amortized in proportion to estimated future gross profits derived from investment income, realized gains and losses on sales of securities, unrealized securities gains and losses, interest credited to accounts, surrender fees, mortality costs, and policy maintenance expenses. The estimated gross profit streams are periodically reevaluated and the unamortized balance of deferred acquisition costs is adjusted to the amount that would have existed had the actual experience and revised estimates been known and applied from the inception of the policies and contracts. The amortization and adjustments resulting from unrealized gains and losses is not recognized currently in income but as an offset to the unrealized gains and losses reflected as a separate component of equity.

The components of deferred policy acquisition costs are shown below. The effects on deferred policy acquisition costs of the consolidation of CFLIC (see note 9) with the Company are presented separately.



                                              THE COMPANY             PREDECESSOR
                                                      7 MONTHS    5 MONTHS
                                                        ENDED       ENDED
(In Thousands)                    1996     12/31/95    5/31/95      1994

Deferred policy acquisition costs,
  beginning of period                       $14,468   $ 92,398   $ 213,362   $ 146,504
Effects of push down purchase
  accounting                                     --    (92,398)         --          --
Commissions and expenses deferred            34,803     14,568      13,354      30,025
Amortization                                 (4,389)      (100)    (11,157)   (125,357)
Deferred policy acquisition costs
 attributable to unrealized gains/(losses)    1,561         --    (123,161)    162,190
Effects on deferred policy acquisition
  costs of CFLIC consolidation                3,390         --          --          --
                                            --------
Deferred policy acquistion costs,
  end of period                             $49,833   $ 14,468   $  92,398   $ 213,362
                                            ========  =========  ==========  ==========


     PURCHASE RELATED INTANGIBLE ASSETS AND LIABILITIES

In accordance with the purchase method of accounting for business combinations, two intangible assets and a future payable related to accrued purchase price consideration were established as of the purchase date:

     PRESENT VALUE OF FUTURE PROFITS

As of June 1, 1995 the Company established an intangible asset which represents the present value of future profits to be derived from both the purchased and transferred blocks of business. Certain estimates were utilized in the computation of this asset including estimates of future policy retention, investment income, interest credited to policyholders, surrender fees, mortality costs, and policy maintenance costs discounted at a pre-tax rate of 18% (12% net after tax).

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

In addition, as the Company has the option of retaining its SPDA policies after they reach their next interest rate reset date and are recaptured from OakRe, a component of this asset represents estimates of future profits on recaptured business. This asset will be amortized in proportion to estimated future gross profits derived from investment income, realized gains and losses on sales of securities, unrealized securities gains and losses, interest credited to accounts, surrender fees, mortality costs, and policy maintenance expenses. The estimated gross profit streams are periodically reevaluated and the unamortized balance of present value of future profits will be adjusted to the amount that would have existed had the actual experience and revised estimates been known and applied from the inception. The amortization and adjustments resulting from unrealized gains and losses is not recognized currently in income but as an offset to the unrealized gains and losses reflected as a separate component of equity. The amortization period is the remaining life of the policies, which is estimated to be 20 years from the date of original policy issue.

Based on current assumptions, amortization of the original in-force PVFP asset, expressed as a percentage of the original in-force asset, are projected to be 6.8%, 5.8%, 4.6%, 4.5% and 4.7% for the years ended December 31, 1997 through 2001, respectively. Actual amortization incurred during these years may be more or less as assumptions are modified to incorporate actual results.

During 1996, the Company adjusted its original purchase accounting to include a revised estimate of the ultimate renewal (recapture) rate. This adjustment resulted in a re-allocation of the net purchased intangible asset between present value of future profits, goodwill and the future payable. This final allocation and the resulting impact on inception to date amortization was recorded, in its entirety, in 1996. No restatement of the June 1, 1995 opening Balance Sheet was made.

The components of present value of future profits are below. The effects on present value of future profits of the consolidation of CFLIC (see note 9) with the Company are presented separately.

                                                                        The Company
                                                                             7 Months
Ended
(In Thousands)                                                        1996
12/31/95

Present value of future profits - beginning of period               38,155    46,709
Interest added                                                       3,274     1,941
Net amortization                                                    (3,747)   (4,024)
Present value of future profits attributable to unrealized gains     6,896    (6,471)
Adjustment due to revised push down purchase accounting                698        --
Effects on present value of future profits of CFLIC consolidation    1,113        --
Present value of future profits - end of period                    $46,389   $38,155

                                                                Future payable

    Pursuant to the financial reinsurance agreement with OakRe, the receivable from OakRe becomes due in installments when the SPDA policies reach their next crediting rate reset date. For any recaptured policies that continue in force into the next guarantee period, the Company will pay a commission to OakRe of
        1.75% up to 40% of policy account values originally reinsured and 3.5% thereafter. On policies that are recaptured and subsequently exchanged to a variable annuity policy, the Company will pay a commission to OakRe of 0.50%.
                                                                   (continued)

               COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
                               (a wholly owned subsidiary of Cova Corporation)

                                    Notes to Consolidated Financial Statements

   The Company has recorded a future payable that represents the present value ofthe anticipated future commission payments payable to OakRe over the remaining life of the financial reinsurance agreement discounted at an estimated borrowing rate of 6.5%. This liability represents a contingent purchase price payable for the policies transferred to OakRe on the purchase date and has been pushed down to the Company through the financial reinsurance agreement.  The Company expects that this payable will be substantially extinguished by the year 2000.

   The components of this future payable are below.  The effects on the future payable of the consolidation of CFLIC (see note 9) with the Company are presented separately.

                                                              The Company
                                                                 7 Months
Ended
(In Thousands)                                              1996     12/31/95

Future payable - beginning of period                     $23,967   $27,797
Interest added                                               943       947
Payments to OakRe                                         (4,483)   (4,777)
Adjustment due to revised push down purchase accounting   (5,059)       --
Effects on future payable of CFLIC consolidation             683        --
                                                         --------
Future payable - end of period                           $16,051   $23,967
                                                         ========  ========

               COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
                               (a wholly owned subsidiary of Cova Corporation)

                                    Notes to Consolidated Financial Statements

                                                                      Goodwill

     Under the push down method of purchase accounting, the excess of purchase price over the fair value of tangible and intangible assets and liabilities acquired is established as an asset and referred to as Goodwill.  The Company has elected to amortize goodwill on the straight line basis over a 20 year period. The components of goodwill are below. The effects on goodwill of the consolidation of CFLIC (see note 9) with the Company are presented separately.



(In Thousands)                                                   The Company
                                                          --------------------
                                                                                 7 Months Ended
                                                                         1996          12/31/95
                                                                                ----------------
Goodwill - beginning of period                            $            23,358   $        24,060
Amortization                                                             (916)             (702)
Adjustment due to revised push down purchase accounting
                                                                       (3,626)               --
Effects on goodwill of CFLIC consolidation                              2,033                --
                                                          --------------------

Goodwill - end of period                                  $            20,849   $        23,358


     Deferred Tax Assets and Liabilities

XFSI and GALIC agreed to file an election to treat the acquisition of the Company as an asset acquisition under the provisions of Internal Revenue Code
Section 338(h)(10). As a result of that election, the tax basis of the Companys assets as of the date of acquisition were revalued based upon fair market values. The principal effect of the election was to establish a tax asset on the tax-basis balance sheet of approximately $35.3 million for the value of the business acquired that is amortizable for tax purposes over ten to fifteen years.

     POLICYHOLDER DEPOSITS

The Company recognizes its liability for policy amounts that are not subject to policyholder mortality nor longevity risk at the stated contract value, which is the sum of the original deposit and accumulated interest, less any withdrawals. The average weighted interest crediting rate on the Companys policyholder deposits as of December 31, 1996 was 5.77%.

     FUTURE POLICY BENEFITS

Reserves are held for future annuity benefits that subject the Company to risks to make payments contingent upon the continued survival of an individual or couple (longevity risk). These reserves are valued at the present value of estimated future benefits discounted for interest, expenses, and mortality. The assumed mortality is the 1983 Individual Annuity Mortality Tables discounted at 5.50% to 8.50%, depending upon year of issue.

Current mortality benefits payable are recorded for reported claims and estimates of amounts incurred but not reported.
COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

     PREMIUM REVENUE

The Company recognizes premium revenue at the time of issue on annuity policies that subject it to longevity risks.

The Company currently assesses no explicit life insurance premium for its commitment to make payments in excess of its recorded liability that are contingent upon policyholder mortality. Benefits paid in excess of the recorded liability are recognized when incurred as the amounts are not material to the financial statements.

Amounts collected on policies not subject to any mortality or longevity risk are recorded as increases in the policyholder deposits liability.

     FEDERAL INCOME TAXES

Prior to June 1,1995 the revenues and expenses of the Predecessor were included in a consolidated Federal income tax return with its parent company and other affiliates. Allocations of Federal income taxes were based upon separate return calculations.

Subsequent to June 1, 1995, the Company filed its own separate income tax return, independent from its ultimate parent, GALIC.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amount of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income to the period that includes the enactment date.

     RISKS AND UNCERTAINTIES

In preparing the consolidated financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Actual results could differ significantly from those estimates.

The following elements of the consolidated financial statements are most affected by the use of estimates and assumptions:

      -   Investment market valuation
      -   Amortization of deferred policy acquisition costs
      -   Amortization of present value of future profits
      -   Recoverability of Goodwill

The market value of the Company's investments is subject to the risk that interest rates will change and cause a temporary increase or decrease in the liquidation value of debt securities. To the extent that fluctuations in interest rates cause the cash flows of assets and liabilities to change, the Company might have to liquidate assets prior to their maturity and recognize a gain or loss. Interest rate exposure for the investment portfolio is managed through asset/liability management techniques which attempt to control the risks presented by differences in the probable cash flows and reinvestment of assets with the timing of crediting rate changes in the Company's policies and contracts. Changes in the estimated prepayments of mortgage-backed securities also may cause retrospective changes in the amortization period of securities and the related recognition of income.


COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

The amortization of deferred acquisition costs is based on estimates of long-term future gross profits from existing policies. These gross profits are dependent upon policy retention and lapses, the spread between investment earnings and crediting rates, and the level of maintenance expenses. Changes in circumstances or estimates may cause retrospective adjustment to the periodic amortization expense and the carrying value of the deferred expense.

In a similar manner, the amortization of present value of future profits is based on estimates of long-term future profits from existing and recaptured policies.

These gross profits are dependent upon policy retention and lapses, the spread between investment earnings and crediting rates, and the level of maintenance expenses. Changes in circumstances or estimates may cause retrospective adjustment to the periodic amortization expense and the carrying value of the asset.

In accordance with Statement of Financial Accounting Standards No. 121, Accounting for the Impairment of Long Lived Assets and for Long Lived Assets to be Disposed of (SFAS 121), which was adopted by the Company in the fourth quarter of 1995, the Company has considered the recoverability of Goodwill and has concluded that no circumstances have occurred which would give rise to impairment of Goodwill for the period ending December 31, 1996.

     FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standard No. 107, "Disclosures About Fair Value of Financial Instruments" (SFAS #107) applies fair value disclosure practices with regard to financial instruments, both assets and liabilities, for which it is practical to estimate fair value. In cases where quoted market prices are not readily available, fair values are based on estimates that use present value or other valuation techniques.

These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, might not be realized in the immediate settlement of the instruments. SFAS #107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Because of this, and further because a value of a business is also based upon its anticipated earning power, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The Predecessor adopted Statement of Financial Accounting Standard No. 119, "Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments" (SFAS #119), as of December 31, 1994. SFAS #119 requires increased disclosures about derivative financial instruments including the amount, nature, and terms of all derivative financial instruments as well as disclosure of the purposes for which derivative financial instruments are held, end-of-period fair values and any net gains or losses arising from trading of derivative financial instruments.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     CASH AND CASH EQUIVALENTS, SHORT-TERM INVESTMENTS
     AND ACCRUED INVESTMENT INCOME:

The carrying values amounts reported in the balance sheets for these instruments approximate their fair values. Short-term debt securities are considered "available for sale."

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

     INVESTMENT SECURITIES (INCLUDING MORTGAGE-BACKED SECURITIES):

Fair values for debt securities are based on quoted market prices, where available. For debt securities not actively traded, fair value estimates are obtained from independent pricing services. In some cases, such as private placements and certain mortgage-backed securities, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. (See note 4 for fair value disclosures). Fair values for mortgages are based on management estimates and incorporate independent appraisals of underlying real property. As of December 31, 1996, fair value of the Companys mortgage loans are equivalent to their carrying value.

    INTEREST RATE SWAPS AND FINANCIAL FUTURES CONTRACTS:

The fair value of interest rate swaps and financial futures contracts are the amounts the Company would receive or pay to terminate the contracts at the reporting date, thereby taking into account the current unrealized gains or losses of open contracts. Amounts are based on quoted market prices or pricing models or formulas using current assumptions. (See note 6 for fair value disclosures).

     INVESTMENT CONTRACTS:

The Company's policy contracts require the beneficiaries to commence receipt of payments by the later of age 85 or 10 years after purchase, and substantially all permit earlier surrenders, generally subject to fees and adjustments. Fair values for the Company's liabilities for investment type contracts (Policyholder Deposits) are estimated as the amount payable on demand. As of December 31, 1996 and 1995 the cash surrender value of policyholder funds on deposit were approximately $29.1 million and $2.2 million less than their stated carrying value, respectively. Of the contracts permitting surrender, 90% provide the option to surrender without fee or adjustment during the 30 days following reset of guaranteed crediting rates. The Company has not determined a practical method to determine the present value of this option.

All of the Company's deposit obligations are fully guaranteed by the acquirer, GALIC, and the receivable from OakRe equal to the SPDA obligations is guaranteed by OakRe's parent, XFSI.

     REINSURANCE:

The impact of reinsurance on the December 31, 1996 financial statements is not considered material.

The financing reinsurance agreement entered into with OakRe does not meet the conditions for reinsurance accounting under Generally Accepted Accounting Principles (GAAP). The net assets initially transferred to OakRe were established as a receivable and are subsequently increased as interest is accrued on the underlying liabilities and decreased as funds are transferred back to the Company when policies reach their crediting rate reset date or benefits are claimed.

     OTHER

Certain 1994 and 1995 amounts have been reclassified to conform to the 1996 presentation.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

(4)  INVESTMENTS

The Company's investments in debt and equity securities are considered available for sale and carried at estimated fair value, with the aggregate unrealized appreciation or depreciation being recorded as a separate component of shareholder equity. The carrying value and amortized cost of investments at December 31, 1996 and 1995 were as follows:

                                                           1996
                                                       GROSS      GROSS     ESTIMATED
                                          CARRYING   UNREALIZED UNREALIZED    FAIR
AMORTIZED
                                            VALUE       GAINS    LOSSES      VALUE       COST
                                                (in thousands of dollars)

Debt Securities:
  US. Government Treasuries              $    7,175  $   29     ($50)  $    7,175  $    7,196
  Collateralized mortgage obligations       382,335     985   (2,721)     382,335     384,071
  Corporate, state, municipalities, and
    political subdivisions                  560,101   3,971   (5,427)     560,101     561,557

Total debt securities                       949,611   4,985   (8,198)     949,611     952,824

Mortgage loans                              244,103      --       --      244,103     244,103
Policy loans                                 22,336      --       --       22,336      22,336
Short term investments                        4,404      21       --        4,404       4,383

Total investments                        $1,220,454  $5,006  ($8,198)  $1,220,454  $1,223,646
Companys beneficial interest in
 separate accounts                       $   14,970      --       --   $   14,970          --


                                                                                     1995
                                                        GROSS      GROSS     ESTIMATED
                                           CARRYING  UNREALIZED  UNREALIZED    FAIR
AMORTIZED
                                             VALUE     GAINS      LOSSES      VALUE
COST
                                                 (in thousands of dollars)

Debt Securities:
  US. Government Treasuries              $  4,307  $   156        --   $  4,307  $  4,151
  Collateralized mortgage obligations     252,148    4,344  $   (237)   252,148   248,041
  Corporate, state, municipalities, and
    political subdivisions                338,101    7,261      (836)   338,101   331,676
                                         --------  -------  ---------  --------  --------

Total debt securities                     594,556   11,761    (1,073)   594,556   583,868
                                         --------  -------  ---------  --------  --------

Mortgage loans                             77,472       --        --     77,472    77,472
Policy loans                               19,125       --        --     19,125    19,125
Short term investments                      7,859       36        --      7,859     7,823
                                         --------  -------  ---------  --------  --------

Total investments                        $699,012  $11,797  $ (1,073)  $699,012  $688,288
                                         ========  =======  =========  ========  ========

As of December 31, 1996, the Company had no impaired investments. The Company did establish a valuation allowance for potential losses on mortgage loans of $88 thousand as of December 31, 1996.


COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements


The amortized cost and estimated market value of debt securities at December 31, 1996, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Maturities of mortgage-backed securities will be substantially shorter than their contractual maturity because they require monthly principal installments and mortgagees may prepay principal.

                                                 1996
                                                    ESTIMATED
                                          AMORTIZED   MARKET
                                            COST      VALUE

(in thousands of dollars)
Due after one year through five years    $233,232  $234,493
Due after five years through ten years    283,884   281,155
Due after ten years                        51,630    51,628
Mortgage-backed securities                384,078   382,335

Total                                    $952,824  $949,611

At December 31, 1996, approximately 98.7% of the Company's debt securities are investment grade or are non-rated but considered to be of investment grade.
Of the 1.3% non-investment grade debt securities, all are rated as BB+.


Included in debt securities in 1994 and the first five months of 1995 are investments in interest-only mortgage-backed stripped securities (IOs) and similar IOettes. Accounting for investments in "high risk" (interest only) collateralized mortgage obligations (CMOs), is in accordance with the provisions of EITF Nos. 89-4 and 93-18. An effective yield is calculated for each high risk CMO based on the current amortized cost of the investment and the current estimate of future cash flow. The recalculated effective yield is used to record interest income in subsequent periods (the "prospective method"). If the anticipated cash flow for any "high risk" CMO discounted at the comparable risk-free rate is less than the unamortized cost, an impairment loss is recorded and the unamortized cost adjusted. The write-down is treated as a realized loss. Write-downs of $3,341,163 were recorded in 1994. No IOs or IOettes were held by the Company at December 31, 1996 or 1995. The weighted average of the effective yield that was used to accrue interest income in 1994 was 11.88%.

The Company participates in a securities lending program whereby certain securities are loaned to third parties, primarily major brokerage firms. The agreement with a custodian bank facilitating such lending requires a minimum of 102% of the initial market value of the domestic loaned securities to be maintained in a collateral pool. To further minimize the credit risk related to this lending program, the Company monitors the financial condition of the counter parties to these agreements. Securities loaned at December 31, 1996 had market values totaling $16,612,411. Cash, letters of credit, and government securities of $17,251,070 was held by the custodian bank as collateral to secure this agreement. Income on the Companys security lending program in 1996 was immaterial.

No debt securities were non-income producing during the years ended December 31, 1996 and 1995.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

Information related to troubled debt restructurings during 1994 is as follows:

                                                                       THE
PREDECESSOR
                                                    DEBT      MORTGAGE
                                                 SECURITIES    LOANS     TOTAL
                                                   (in thousands of dollars)

Aggregate carrying value at December 31, 1994  $3,306  --  $3,306
Gross interest income included in net income
  during 1994                                     205  --     205
Gross interest income that would have been
  earned during 1994 if there had been no
  restructuring                                   538  --     538


The components of net investment income, realized capital gains/(losses) and unrealized gains/(losses) were as follows:

                                                   THE COMPANY           PREDECESSOR
                                                          7 MONTHS   5 MONTHS
                                                           ENDED      ENDED
                                                 1996     12/31/95   5/31/95    1994
                                                     (in thousands of dollars)

Income on debt securities                         $53,632   $19,629   $ 63,581   $        267,958
Income on equity securities                            --        --        302                645
Income on short-term investments                    2,156     2,778     28,060             11,705
Income on cash on deposit                              --        --         --                316
Income on interest rate swaps                          --        --        377               (244)
Income on policy loans                              1,454       868        624              1,376
Interest on mortgage loans                         13,633     1,444        248              1,162
Income on foreign exchange                             --        --        184               (433)
Income of real estate                                  --        --      1,508              3,278
Income on separate account investments                772        --         (1)                 2
Miscellaneous interest                                133       109        (24)              (853)
                                                            --------  ---------  -----------------

Total investment income                            71,780    24,828     94,859            284,912
                                                                      ---------
Investment expenses                                (1,151)     (640)    (2,373)            (7,296)
                                                  --------  --------  ---------

Net investment income                             $70,629   $24,188   $ 92,486   $        277,616
                                                  ========  ========  =========  =================

Realized capital gains/(losses) were as follows:
  Debt securities                                     469   $ 1,344   $(16,749)  $        (79,300)
  Mortgage loans                                        4        --      1,431             (3,452)
  Equity securities                                    --        --       (423)               (76)
  Real estate                                          --        --       (124)                --
  Short-term investments                               (1)      (20)    (1,933)              (282)
  Other assets                                         --        --        (76)               147
  Interest rate swaps                                  --        --      5,460         -- (18,398)
                                                                      ---------  -----------------

Net realized gains/(losses) on investments        $   472   $ 1,324   $(12,414)  $       (101,361)
                                                  ========  ========  =========  =================


COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements



                                                     THE COMPANY           PREDECESSOR
                                                           7 MONTHS    5 MONTHS
                                                             ENDED      ENDED
                                                     1996   12/31/95   5/31/95      1994
                                                                                 (In thousands
of dollars)

Unrealized gains/(losses) were as follows:
  Debt securities                                      ($3,213)  $10,688   $(85,410)  $(261,947)
  Short-term investments                                    21        36        879        (594)
  Effects on deferred acquisition costs amortization     1,561        --     39,030     162,190
  Effects on present value of future profits               425    (6,471)        --          --
Unrealized gains/(losses) before income tax             (1,206)    4,253    (45,501)   (100,351)
Unrealized income tax benefit/(expense)                    422    (1,489)    16,664      35,123

Net unrealized gains (losses) on investments             ($784)  $ 2,764   $(28,837)   ($65,228)
                                                                 ========  =========  ==========


        Proceeds from sales of investments in debt securities during 1996 were $223,430,495. Gross gains of $1,158,518 and gross losses of $687,126 were realized on those sales.  Included in these amounts were $28,969 of gross gains realized on the sale of non-investment grade securities.

  Proceeds from sales of investments in debt securities for the Company during
   1995 were $214,811,186, and for the Predecessor were $2,786,998,780. Gross gains of $1,533,501 and gross losses of $190,899 were realized by the Company on its sales. Included in these amounts for the Company are $373,768 of gross gains realized on the sale of non-investment grade securities. The
Predecessor realized gross gains of $9,499,191 and gross losses of $26,249,279 on its sales.  Included in these amounts are $6,367,297  of gross gains and
       $7,607,167 of gross losses realized on the sale of non-investment grade securities.

        Proceeds from sales of investments in debt securities during 1994 were $3,081,863,341. Gross gains of $59,472,808 and gross losses of $136,394,109 were realized on those sales.  Included in these amounts are $6,455,887 of gross gains and $6,692,683 of gross losses realized on the sale of non-investment grade securities.

  Unrealized appreciation/(depreciation) of debt securities for the Company in 1996 and 1995, and the Predecessor in 1995 and 1994 were $(13,900,000),
       $10,688,000, $176,537,000, and $(357,401,000), respectively. Unrealized appreciation/(depreciation)of debt securities is calculated as the change between the cost and market values of debt securities for the years then ended.

 Securities with a book value of approximately $7,032,267 at December 31, 1996 were deposited with government authorities as required by law.

               COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
                               (a wholly owned subsidiary of Cova Corporation)

                                    Notes to Consolidated Financial Statements

                       (5)  SECURITIES GREATER THAN 10% OF SHAREHOLDERS EQUITY

  As of December 31, 1996 the Company held the following individual securities which exceeded 10% of shareholders equity:


                                 LONG-TERM DEBT                       CARRYING
                                    SECURITIES                           VALUE

Countrywide Mtg. 1993-12 A4  $19,347,536
FNMA Remic Tr 1996-50 A1      19,104,500


As of December 31, 1995 the Company held the following individual securities which exceeded 10% of shareholders equity:

      LONG-TERM DEBT                      CARRYING
        SECURITIES                         VALUE


Countrywide Mtg. 1993-12 A4  $18,726,875
American Airlines             15,080,392


                        (6)  FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

                                                   FINANCIAL FUTURES CONTRACTS

Futures contracts are contracts for delayed delivery of securities in which the seller agrees to make delivery at a specified future date for a specific price. Gains or losses are realized in daily cash settlements. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in securities values and interest rates. When future contracts are designated as hedges, additional risks arise due to the possibility that the futures contract will provide an imperfect correlation to the hedged security.

The Company periodically enters into financial futures contracts in order to hedge its short term investment spread risks encountered during occasional periods of unusually large recapture activity. Gains and losses from these anticipatory hedges are applied to the cost basis of the assets acquired with recaptured funds. In 1996, $381,105 in net losses were recorded as basis adjustments to hedged debt securities.

In order to limit its exposure to market fluctuations while it holds temporary seed money investments within the separate account (see note 3), the Company has adopted a hedging policy that involves holdings of futures contracts. As of December 31, 1996, the Company held 35 S&P 500 index futures contracts, 5 5-year T-Note futures contracts and 10 10-year T-Note futures contracts with a total notional face amount of $14,528,750 and a total fair market value of $14,652,969. Collateral requirements set by the Chicago Board of Trade averaged $9,800 per contract at December 31, 1996. At December 31, 1996, the Company recorded as a component of net investment income, $1,639,717 of gross losses from terminated contracts and $406,141 of gross gains from open contracts. In 1996, the Company also recorded, as an offsetting component of net investment income, a net gain of $2,007,720 from market appreciation on the underlying hedged securities within the separate account.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

(7)  POST-RETIREMENT AND POSTEMPLOYMENT BENEFITS

The Company has no direct employees and no retired employees. All personnel used to support the operations of the Company are supplied by contract by Cova Life Management Company (CLMC), a wholly owned subsidiary of Cova Corporation.
  The Company is allocated a portion of certain health care and life insurance benefits for future retired employees of CLMC. In 1996 and 1995, the Company was allocated a portion of benefit costs including severance pay, accumulated vacations, and disability benefits. At December 31, 1996 CLMC had no retired employees nor any employees fully eligible for retirement and had no disbursements for such benefit commitments. The expense arising from these obligations is not material.

(8)  INCOME TAXES

The Company will file a consolidated Federal Income Tax return with its
wholly-owned  subsidiary,  FCLIC.    Amounts payable or recoverable related to
periods before June 1, 1995 are subject to an indemnification agreement with XFSI, which has the effect that the Company is not at risk for any income taxes nor entitled to recoveries related to those periods, except for approximately $1.4 million of state income tax recoveries.

Income taxes are recorded in the statements of earnings and directly in certain shareholders equity accounts. Income tax expense (benefit) for the years ended December 31 was allocated as follows:


                                                     THE COMPANY           PREDECESSOR
                                                           7 MONTHS    5 MONTHS
                                                             ENDED      ENDED
                                                     1996   12/31/95   5/31/95
1994
                                                          (In thousands of dollars)

Statements of income:
  Operating income (excluded realized
    investment gains and losses)               $ 2,493   $  (85)  $ (5,038)  $ (39,511)
  Realized investment gains/(losses)               162      516     (5,026)    (37,489)
                                               --------  -------
  Income tax expense/(benefit) included
    in the statements of income                  2,655      431    (10,064)    (77,000)
Shareholders equity:
  Unrealized gains/(losses) on securities
    available for sale and intangible assets    (1,910)   1,489     18,458     (53,324)
Total income tax expense/(benefit)             $   745   $1,920   $  8,394   $(130,324)

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of COVA Corporation)

Notes to Consolidated Financial Statements


The actual Federal income tax expense differed from the expected tax expense computed by applying the US. Federal statutory rate to income before taxes on income as follows:


                                 THE COMPANY                     PREDECESSOR
                                1996           1995           1995          1994
                                             7 MONTHS       5 MONTHS
                                              (in thousands of dollars)

Computed expected tax expense                     $2,190   35.0%  $129    35.0%  $(13,862)   35.0%  $(76,739)  35.0%
State income taxes, net                               77   1.23     11     3.0       (306)    0.8     (1,552)   0.7
Tax-exempt bond interest                              --     --    (22)   (6.0)      (332)    0.8     (1,208)   0.6
Amortization of intangible assets                    320   5.12    254    69.0         --      --        111   (0.1)
Permanent difference due to derivative  transfer
                                                      --     --     --      --      4,399   (11.1)        --     --
Other                                                 68   1.09     59    16.1         37     (.1)     2,388   (1.1)
Total                                             $2,655  42.44%  $431   117.1%  $(10,064)   25.4%  $(77,000)  35.1%
                                                  ======  ======  =====  ======  =========  ======  =========  =====


The tax effect of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 1996 & 1995 follows:

                                                    1996        1995
                                               (In thousands of dollars)

Deferred tax assets:
PVFP                                      $ 1,639       --
Policy Reserves                            19,237  $ 7,601
Liability for commissions on recapture      6,073    8,868
Tax basis of intangible assets purchased    6,230   13,141
DAC Proxy Tax                               9,032    4,749
Unrealized losses on investments              422       --
Other deferred tax assets                     827    2,860

Total assets                              $43,460  $37,219
                                          -------  -------

Deferred tax liabilities:
PVFP                                      $19,169  $16,774
Unrealized gains on investments                --    1,489
Deferred Acquisition Costs                 10,694    5,316
Other deferred tax liabilities                 60       84

Total liabilities                          29,923   23,663
                                                   -------

Net Deferred Tax Asset                    $13,537  $13,556
                                          =======  =======


COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

A valuation allowance is provided when it is more likely than not that some portion of the deferred tax assets will not be realized. Management believes the deferred tax assets will be fully realized in the future based upon expectation of the reversal of existing temporary differences, anticipated future earnings, and consideration of all other available evidence. Accordingly no valuation allowance is established.

(9)  RELATED-PARTY TRANSACTIONS

The Company has entered into management, operations and services agreements with both affiliated and unaffiliated companies. The affiliated companies are Cova Life Management Company (CLMC), a Delaware corporation, which provides management services and the employees necessary to conduct the activities of the Company, and Conning Asset Management, which provides investment advice. Additionally, a portion of overhead and other corporate expenses are allocated by the Companys ultimate parent, GALIC. The unaffiliated companies are Johnson & Higgins, a New Jersey corporation, and Johnson & Higgins/Kirke Van Orsdel, a Delaware corporation, which provide various services for the Company including underwriting, claims and administrative functions. The affiliated and unaffiliated service providers are reimbursed for the cost of their services and are paid a service fee. Expenses and fees paid to affiliated companies during 1996 and the 7 months of 1995 for the Company were $6,618,303, and $7,139,525, respectively, and the five months of 1995 and the year 1994 for the Predecessor were 6,364,609, and $8,553,028, respectively.

On December 31, 1996 Cova Corporation transferred its ownership of Cova Financial Life Insurance Company (CFLIC), an affiliated life insurer domiciled in the state of California, to the Company. The transfer of ownership was recorded as additional paid in capital and increased Shareholders Equity on the Companys December 31, 1996 Balance Sheet by approximately $16.9 million. This change in direct ownership had no effect on the operations of either the Company or CFLIC as both entities had existed under common management and control prior to the December 31, 1996 transfer. Although CFLICs Balance Sheet is fully consolidated with the Companys December 31, 1996 Balance Sheet, CFLICs 1996 Income Statement and Cash Flow have not been consolidated with the Companys 1996 Income Statement or Cash Flow Statement. However, CFLICs year-end cash balance of $6.7 million is included in the Cash Flow Statement.

(10)  STATUTORY SURPLUS AND DIVIDEND RESTRICTION

Generally accepted accounting principles (GAAP) differ in certain respects from the accounting practices prescribed or permitted by insurance regulatory authorities (statutory accounting principles).

The major differences arise principally from the immediate expense recognition of policy acquisition costs and intangible assets for statutory reporting, determination of policy reserves based on different discount rates and methods, the recognition of deferred taxes under GAAP reporting, the non-recognition of financial reinsurance for GAAP reporting, the establishment of an Asset Valuation Reserve as a contingent liability based on the credit quality of the Company's investment securities, and an Interest Maintenance Reserve as an unearned liability to defer the realized gains and losses of fixed income investments presumably resulting from changes to interest rates and amortize them into income over the remaining life of the investment sold. In addition, SFAS #115 adjustments to record the carrying values of debt securities and certain equity securities at market are applied only under GAAP reporting and capital contributions in the form of notes receivable from an affiliated company are not recognized under GAAP reporting.

Purchase accounting creates another difference as it requires the restatement of GAAP assets and liabilities to their estimated fair values and shareholders equity to the net purchase price. Statutory accounting does not recognize the purchase method of accounting.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

As of December 31, the differences between statutory capital and surplus and shareholder's equity determined in conformity with generally accepted accounting principles (GAAP) were as follows:


                                                 1996        1995
                                             (in thousands of dollars)

Statutory Capital and Surplus                 $ 75,354   $ 59,682
Reconciling items:
  GAAP investment valuation reserves               (88)        --
  Statutory Asset Valuation Reserves            17,599     13,378
  Interest Maintenance Reserve                   2,301      1,892
  GAAP investment adjustments to fair value     (3,191)    10,724
  Deferred policy acquisition costs             49,833     14,468
  GAAP basis policy reserves                   (30,202)   (11,233)
  Deferred federal income taxes (net)           13,537     13,556
  Modified coinsurance                              --         --
  Goodwill                                      20,849     23,358
  Present value of future profits               46,389     38,155
  Future purchase price payable                (16,051)   (23,967)
  Other                                         (1,286)    (1,927)

GAAP Shareholders' Equity                     $175,044   $138,086
                                              =========  =========


Statutory net losses for CFSLIC for the years ended December 31, 1996, 1995 and 1994 were $(13,575,788), $(74,012,650), and $(92,952,989), respectively.

The maximum amount of dividends which can be paid by State of Missouri insurance companies to shareholders without prior approval of the insurance commissioner is the greater of 10% of statutory earned surplus or statutory net gain from operations for the preceding year. Accordingly, the maximum dividend permissible during 1997 will be $0.

The National Association of Insurance Commissioners has developed certain Risk Based Capital (RBC) requirements for life insurers. If prescribed levels of RBC are not maintained, certain actions may be required on the part of the Company or its regulators. At December 31, 1996 the Company's Total Adjusted Capital and Authorized Control Level - RBC were, $92,953,237, and $21,058,220 respectively. This level of adjusted capital qualifies under all tests.

(11)  GUARANTY FUND ASSESSMENTS

The Company participates with all life insurance companies licensed throughout the United States, in associations formed to guarantee benefits to policyholders of insolvent life insurance companies. Under state laws, as a condition for maintaining the Companys authority to issue new business, the Company is contingently liable for its share of claims covered by the guaranty associations for insolvencies incurred through 1996, but for which assessments have not yet been determined nor assessed, to a maximum in each state generally of 2% of statutory premiums per annum in the given state. Most states then permit recovery of assessments as a credit against premium or other state taxes over, most commonly, five years.

COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly owned subsidiary of Cova Corporation)

Notes to Consolidated Financial Statements

At December 31, 1996, the National Organization of Life and Health Guaranty Associations (NOLHGA) distributed a study of the major outstanding industry insolvencies, with estimates of future assessments by state. Based on this study, the Company has accrued a liability for approximately $12.4 million in future assessments on insolvencies that occurred before December 31, 1996. Under the coinsurance agreement between the Company and OakRe (see note 1), OakRe is required to reimburse the Company for any future assessments that it pays which relate to insolvencies occurring prior to June 1, 1995. As such, the Company has recorded a receivable from Oakre for approximately $12.3 million.

At the same time, the Company is liable to OakRe for 80% of any future premium tax recoveries that are realized from any such assessments, and may retain the









                                   APPENDIX A
                          ILLUSTRATION OF POLICY VALUES


In order to show you how the Policy works, we created some hypothetical examples. We chose two males ages 55 and 70 and a husband and wife age 65. Our hypothetical insureds are in good health which means the Policy would be issued with standard rates. The initial premium was $10,000 and is 100% of the Maximum Premium Limit.

There are three illustrations -- all of which are based on the above. We also assumed that the underlying investment portfolio had gross rates of return of 0%, 6%, 12%. This means that the underlying investment portfolio would earn these rates of return before the deduction of the advisory fee and operating expenses. When these costs are taken into account, the net annual investment return rates (net of an average of 0.82% for these charges) are approximately -0.82%, 5.18% and 11.18%.

It is important to be aware that this illustration assumes a level rate of return for all years. If the actual rate of return moves up and down over the years instead of remaining level, this may make a big difference in the long-term investment results of your Policy. In order to properly show you how the Policy actually works, we calculated values for the Account Value, Cash Surrender Value and the net death benefit. The net death benefit is the death benefit minus any outstanding loans and loan interest accrued. We used the charges we described in the Expenses Section of the Prospectus. These charges are: (1) mortality and expense risk charge equal to an annual rate of 0.90% of the Account Value in the investment portfolios for the first ten years and 0.75% after that; (2) an administrative charge equal to an annual rate of 0.40% of the Account Value; (3) a tax expense charge equal to an annual rate of 0.40% of the Account Value for the first 10 years; (4) any surrender charges or deferred premium tax charge which may be applicable in determining the Cash Surrender Values; and (5) the policy maintenance charge. We also deducted for the cost of insurance based on both the current charges and the guaranteed charges.

There is also a column labeled "Premiums Accumulated at 5% Interest Per Year." This shows how $10,000 grows if it was invested at 5% per year.

We will furnish you, upon request, a comparable personalized illustration reflecting the proposed insured's age, risk classification, Face Amount, the proposed initial premium, and reflecting both the current cost of insurance and the guaranteed cost of insurance.



                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION

                              SINGLE LIFE OPTION
                     MALE, ISSUE AGE 55, STANDARD RATE CLASS

                  $10,000 SINGLE PREMIUM FACE AMOUNT OF $27,290

           ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0%

                                      CURRENT        CHARGES*                         GUARANTEED       CHARGES**

                          Premiums
   End of              Accumulated                           Cash              Net                             Cash             Net
   Policy           at 5% Interest       Account        Surrender            Death          Account       Surrender           Death
    Year                  Per Year         Value            Value          Benefit            Value           Value         Benefit
    ----                  --------         -----            -----          -------            -----           -----         -------
      1                     10,500         9,658            8,791           27,290            9,532           8,678          27,290
      -                     ------         -----            -----           ------            -----           -----          ------
      2                     11,025         9,327            8,516           27,290            9,052           8,267          27,290
      -                     ------         -----            -----           ------            -----           -----          ------
      3                     11,576         9,006            8,248           27,290            8,559           7,843          27,290
      -                     ------         -----            -----           ------            -----           -----          ------
      4                     12,155         8,695            8,103           27,290            8,051           7,507          27,290
      -                     ------         -----            -----           ------            -----           -----          ------
      5                     12,763         8,393            7,919           27,290            7,524           7,104          27,290
      -                     ------         -----            -----           ------            -----           -----          ------
      6                     13,401         8,101            7,736           27,290            6,975           6,666          27,290
      -                     ------         -----            -----           ------            -----           -----          ------
      7                     14,071         7,819            7,555           27,290            6,399           6,189          27,290
      -                     ------         -----            -----           ------            -----           -----          ------
      8                     14,775         7,545            7,376           27,290            5,789           5,664          27,290
      -                     ------         -----            -----           ------            -----           -----          ------
      9                     15,513         7,279            7,198           27,290            5,139           5,085          27,290
      -                     ------         -----            -----           ------            -----           -----          ------
     10                     16,289         7,022            7,022           27,290            4,443           4,443          27,290
     --                     ------         -----            -----           ------            -----           -----          ------

     15                     20,789         6,018            6,018           27,290               57              57          27,290
     --                     ------         -----            -----           ------            -----           -----          ------
     20                     26,533         5,137            5,137           27,290                0               0               0
     --                     ------         -----            -----           ------            -----           -----          ------
     25                     33,864         4,364            4,364           27,290                0               0               0
     --                     ------         -----            -----           ------            -----           -----          ------
     30                     43,219         3,686            3,686           27,290                0               0               0
     --                     ------         -----            -----           ------            -----           -----          ------

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION

                               SINGLE LIFE OPTION
                     MALE, ISSUE AGE 55, STANDARD RATE CLASS

                  $10,000 SINGLE PREMIUM FACE AMOUNT OF $27,290

           ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6%

                                       CURRENT         CHARGES*                         GUARANTEED        CHARGES**

                          Premiums
   End of              Accumulated                             Cash              Net                              Cash     Net
   Policy           at 5% Interest         Account        Surrender            Death          Account        Surrender     Death
    Year                  Per Year           Value            Value          Benefit            Value            Value     Benefit
    ----                  --------           -----            -----          -------            -----            -----     -------
1                           10,500          10,239            9,339           27,290           10,114            9,214     27,290
-                           ------          ------            -----           ------           ------            -----     ------
2                           11,025          10,485            9,610           27,290           10,215            9,340     27,290
-                           ------          ------            -----           ------           ------            -----     ------
3                           11,576          10,737            9,887           27,290           10,302            9,452     27,290
-                           ------          ------            -----           ------           ------            -----     ------
4                           12,155          10,996           10,306           27,290           10,374            9,684     27,290
-                           ------          ------           ------           ------           ------            -----     ------
5                           12,763          11,262           10,687           27,290           10,427            9,852     27,290
-                           ------          ------           ------           ------           ------            -----     ------
6                           13,401          11,536           11,076           27,290           10,460           10,000     27,290
-                           ------          ------           ------           ------           ------           ------     ------
7                           14,071          11,816           11,471           27,290           10,467           10,122     27,290
-                           ------          ------           ------           ------           ------           ------     ------
8                           14,775          12,104           11,874           27,290           10,444           10,214     27,290
-                           ------          ------           ------           ------           ------           ------     ------
9                           15,513          12,400           12,285           27,290           10,385           10,270     27,290
-                           ------          ------           ------           ------           ------           ------     ------
10                          16,289          12,704           12,704           27,290           10,286           10,286     27,290
--                          ------          ------           ------           ------           ------           ------     ------

15                          20,789          14,754           14,754           27,290            9,256            9,256     27,290
--                          ------          ------           ------           ------            -----            -----     ------
20                          26,533          17,161           17,161           27,290            5,625            5,625     27,290
--                          ------          ------           ------           ------            -----            -----     ------
25                          33,864          19,986           19,986           27,290                0                0          0
--                          ------          ------           ------           ------            -----            -----     ------
30                          43,219          23,303           23,303           27,290                0                0          0
--                          ------          ------           ------           ------            -----            -----     ------

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.




                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION

                               SINGLE LIFE OPTION
                     MALE, ISSUE AGE 55, STANDARD RATE CLASS

                  $10,000 SINGLE PREMIUM FACE AMOUNT OF $27,290

           ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12%

                                        CURRENT        CHARGES*                        GUARANTEED         CHARGES**

                            Premiums
   End of                Accumulated                          Cash             Net                                Cash          Net
   Policy             at 5% Interest        Account      Surrender           Death            Account        Surrender        Death
    Year                    Per Year          Value          Value         Benefit              Value            Value      Benefit
    ----                    --------          -----          -----         -------              -----            -----      -------
      1                       10,500         10,821          9,921          27,290             10,696            9,796       27,290
      -                       ------         ------          -----          ------             ------            -----       ------
      2                       11,025         11,711         10,836          27,290             11,447           10,572       27,290
      -                       ------         ------         ------          ------             ------           ------       ------
      3                       11,576         12,677         11,827          27,290             12,260           11,410       27,290
      -                       ------         ------         ------          ------             ------           ------       ------
      4                       12,155         13,725         13,035          27,290             13,142           12,452       27,290
      -                       ------         ------         ------          ------             ------           ------       ------
      5                       12,763         14,862         14,287          27,290             14,100           13,525       27,290
      -                       ------         ------         ------          ------             ------           ------       ------
      6                       13,401         16,097         15,637          27,290             15,145           14,685       27,290
      -                       ------         ------         ------          ------             ------           ------       ------
      7                       14,071         17,436         17,091          27,290             16,286           15,941       27,290
      -                       ------         ------         ------          ------             ------           ------       ------
      8                       14,775         18,889         18,659          27,290             17,536           17,306       27,290
      -                       ------         ------         ------          ------             ------           ------       ------
      9                       15,513         20,465         20,350          27,290             18,910           18,795       27,290
      -                       ------         ------         ------          ------             ------           ------       ------
     10                       16,289         22,179         22,179          27,290             20,426           20,426       27,290
     --                       ------         ------         ------          ------             ------           ------       ------

     15                       20,789         34,290         34,290          39,776             31,482           31,482       36,520
     --                       ------         ------         ------          ------             ------           ------       ------
     20                       26,533         53,281         53,281          57,011             48,877           48,877       52,298
     --                       ------         ------         ------          ------             ------           ------       ------
     25                       33,864         83,681         83,681          87,865             76,764           76,764       80,602
     --                       ------         ------         ------          ------             ------           ------       ------
     30                       43,219        130,270        130,270         136,784            119,492          119,492      125,466
     --                       ------        -------        -------         -------            -------          -------      -------

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION

                               SINGLE LIFE OPTION
                     MALE, ISSUE AGE 70, STANDARD RATE CLASS

                  $10,000 SINGLE PREMIUM FACE AMOUNT OF $17,020

           ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0%

                                      CURRENT        CHARGES*                       GUARANTEED         CHARGES**

                          Premiums
   End of              Accumulated                           Cash            Net                                 Cash       Net
   Policy           at 5% Interest       Account        Surrender          Death           Account          Surrender       Death
    Year                  Per Year         Value            Value        Benefit             Value              Value       Benefit
    ----                  --------         -----            -----        -------             -----              -----       -------
1                           10,500         9,658            8,791         17,020             9,424              8,580       17,020
-                           ------         -----            -----         ------             -----              -----       ------
2                           11,025         9,327            8,516         17,020             8,807              8,045       17,020
-                           ------         -----            -----         ------             -----              -----       ------
3                           11,576         9,006            8,248         17,020             8,137              7,459       17,020
-                           ------         -----            -----         ------             -----              -----       ------
4                           12,155         8,695            8,103         17,020             7,401              6,906       17,020
-                           ------         -----            -----         ------             -----              -----       ------
5                           12,763         8,393            7,919         17,020             6,585              6,223       17,020
-                           ------         -----            -----         ------             -----              -----       ------
6                           13,401         8,101            7,736         17,020             5,671              5,427       17,020
-                           ------         -----            -----         ------             -----              -----       ------
7                           14,071         7,819            7,555         17,020             4,640              4,496       17,020
-                           ------         -----            -----         ------             -----              -----       ------
8                           14,775         7,545            7,376         17,020             3,470              3,404       17,020
-                           ------         -----            -----         ------             -----              -----       ------
9                           15,513         7,279            7,198         17,020             2,134              2,117       17,020
-                           ------         -----            -----         ------             -----              -----       ------
10                          16,289         7,022            7,022         17,020               593                593       17,020
--                          ------         -----            -----         ------             -----              -----       ------

15                          20,789         6,018            6,018         17,020                 0                  0            0
--                          ------         -----            -----         ------             -----              -----       ------
20                          26,533         5,137            5,137         17,020                 0                  0            0
--                          ------         -----            -----         ------             -----              -----       ------
25                          33,864         4,364            4,364         17,020                 0                  0            0
--                          ------         -----            -----         ------             -----              -----       ------
30                          43,219         3,686            3,686         17,020                 0                  0            0
--                          ------         -----            -----         ------             -----              -----       ------

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION

                               SINGLE LIFE OPTION
                     MALE, ISSUE AGE 70, STANDARD RATE CLASS

                  $10,000 SINGLE PREMIUM FACE AMOUNT OF $17,020

           ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6%

                                       CURRENT        CHARGES*                      GUARANTEED         CHARGES**

                           Premiums
   End of               Accumulated                          Cash            Net                                Cash           Net
   Policy            at 5% Interest        Account      Surrender          Death           Account         Surrender         Death
    Year                   Per Year          Value          Value        Benefit             Value             Value       Benefit
    ----                   --------          -----          -----        -------             -----             -----       -------
1                            10,500         10,239          9,339         17,020            10,011             9,111        17,020
-                            ------         ------          -----         ------            ------             -----        ------
2                            11,025         10,485          9,610         17,020             9,993             9,119        17,020
-                            ------         ------          -----         ------            ------             -----        ------
3                            11,576         10,737          9,887         17,020             9,940             9,096        17,020
-                            ------         ------          -----         ------             -----             -----        ------
4                            12,155         10,996         10,306         17,020             9,843             9,165        17,020
-                            ------         ------         ------         ------             -----             -----        ------
5                            12,763         11,262         10,687         17,020             9,694             9,138        17,020
-                            ------         ------         ------         ------             -----             -----        ------
6                            13,401         11,536         11,076         17,020             9,482             9,048        17,020
-                            ------         ------         ------         ------             -----             -----        ------
7                            14,071         11,816         11,471         17,020             9,196             8,881        17,020
-                            ------         ------         ------         ------             -----             -----        ------
8                            14,775         12,104         11,874         17,020             8,821             8,621        17,020
-                            ------         ------         ------         ------             -----             -----        ------
9                            15,513         12,400         12,285         17,020             8,340             8,246        17,020
-                            ------         ------         ------         ------             -----             -----        ------
10                           16,289         12,704         12,704         17,020             7,727             7,727        17,020
--                           ------         ------         ------         ------             -----             -----        ------

15                           20,789         14,754         14,754         17,020             1,095             1,095        17,020
--                           ------         ------         ------         ------             -----             -----        ------
20                           26,533         17,161         17,161         18,019                 0                 0             0
--                           ------         ------         ------         ------             -----             -----        ------
25                           33,864         20,118         20,118         20,319                 0                 0             0
--                           ------         ------         ------         ------             -----             -----        ------
30                           43,219         23,793         23,793         24,030                 0                 0             0
--                           ------         ------         ------         ------             -----             -----        ------

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION

                               SINGLE LIFE OPTION
                     MALE, ISSUE AGE 70, STANDARD RATE CLASS

                  $10,000 SINGLE PREMIUM FACE AMOUNT OF $17,020

           ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12%

                                       CURRENT          CHARGES*                       GUARANTEED       CHARGES**

                          Premiums
   End of              Accumulated                               Cash           Net                              Cash           Net
   Policy           at 5% Interest          Account         Surrender         Death          Account        Surrender         Death
    Year                  Per Year            Value             Value       Benefit            Value            Value       Benefit
    ----                  --------            -----             -----       -------            -----            -----       -------
1                           10,500           10,821             9,921        17,020           10,598            9,698        17,020
                            ------           ------             -----        ------           ------            -----        ------
2                           11,025           11,711            10,836        17,020           11,253           10,378        17,020
-                           ------           ------            ------        ------           ------           ------        ------
3                           11,576           12,677            11,827        17,020           11,973           11,123        17,020
-                           ------           ------            ------        ------           ------           ------        ------
4                           12,155           13,725            13,035        17,020           12,774           12,084        17,020
-                           ------           ------            ------        ------           ------           ------        ------
5                           12,763           14,862            14,287        17,020           13,675           13,100        17,020
-                           ------           ------            ------        ------           ------           ------        ------
6                           13,401           16,105            15,645        17,020           14,701           14,241        17,020
-                           ------           ------            ------        ------           ------           ------        ------
7                           14,071           17,504            17,159        18,379           15,888           15,543        17,020
-                           ------           ------            ------        ------           ------           ------        ------
8                           14,775           19,023            18,793        19,974           17,256           17,026        18,118
-                           ------           ------            ------        ------           ------           ------        ------
9                           15,513           20,670            20,555        21,703           18,747           18,632        19,684
-                           ------           ------            ------        ------           ------           ------        ------
10                          16,289           22,455            22,455        23,578           20,364           20,364        21,382
--                          ------           ------            ------        ------           ------           ------        ------

15                          20,789           34,777            34,777        36,516           31,518           31,518        33,094
--                          ------           ------            ------        ------           ------           ------        ------
20                          26,533           53,617            53,617        56,298           48,247           48,247        50,660
--                          ------           ------            ------        ------           ------           ------        ------
25                          33,864           83,726            83,726        84,563           75,014           75,014        75,764
--                          ------           ------            ------        ------           ------           ------        ------
30                          43,219          132,989           132,989       134,319          119,106          119,106       120,297
--                          ------          -------           -------       -------          -------          -------       -------

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.



                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION

                               JOINT LIFE OPTION

          MALE, ISSUE AGE 65, FEMALE, ISSUE AGE 65, STANDARD RATE CLASS
                  $10,000 SINGLE PREMIUM FACE AMOUNT OF $28,020

           ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0%

                                       CURRENT        CHARGES*                       GUARANTEED       CHARGES**

                          Premiums
   End of              Accumulated                            Cash            Net                             Cash           Net
   Policy           at 5% Interest         Account       Surrender          Death          Account       Surrender         Death
    Year                  Per Year           Value           Value        Benefit            Value           Value       Benefit
    ----                  --------           -----           -----        -------            -----           -----       -------
1                           10,500           9,714           8,842         28,020            9,714           8,842        28,020
-                           ------           -----           -----         ------            -----           -----        ------
2                           11,025           9,418           8,598         28,020            9,418           8,598        28,020
-                           ------           -----           -----         ------            -----           -----        ------
3                           11,576           9,126           8,357         28,020            9,108           8,341        28,020
-                           ------           -----           -----         ------            -----           -----        ------
4                           12,155           8,842           8,239         28,020            8,781           8,183        28,020
-                           ------           -----           -----         ------            -----           -----        ------
5                           12,763           8,567           8,081         28,020            8,432           7,955        28,020
-                           ------           -----           -----         ------            -----           -----        ------
6                           13,401           8,298           7,924         28,020            8,053           7,691        28,020
-                           ------           -----           -----         ------            -----           -----        ------
7                           14,071           8,038           7,766         28,020            7,639           7,382        28,020
-                           ------           -----           -----         ------            -----           -----        ------
8                           14,775           7,784           7,610         28,020            7,176           7,017        28,020
-                           ------           -----           -----         ------            -----           -----        ------
9                           15,513           7,538           7,454         28,020            6,652           6,579        28,020
-                           ------           -----           -----         ------            -----           -----        ------
10                          16,289           7,298           7,298         28,020            6,050           6,050        28,020
--                          ------           -----           -----         ------            -----           -----        ------

15                          20,789           6,372           6,372         28,020            1,247           1,247        28,020
--                          ------           -----           -----         ------            -----           -----        ------
20                          26,533           5,546           5,546         28,020                0               0             0
--                          ------           -----           -----         ------            -----           -----        ------
25                          33,864           4,808           4,808         28,020                0               0             0
--                          ------           -----           -----         ------            -----           -----        ------
30                          43,219           4,149           4,149         28,020                0               0             0
--                          ------           -----           -----         ------            -----           -----        ------

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION

                               JOINT LIFE OPTION

          MALE, ISSUE AGE 65, FEMALE, ISSUE AGE 65, STANDARD RATE CLASS
                  $10,000 SINGLE PREMIUM FACE AMOUNT OF $28,020

           ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6%

                                      CURRENT        CHARGES*                       GUARANTEED        CHARGES**

                          Premiums
   End of              Accumulated                           Cash            Net                               Cash            Net
   Policy           at 5% Interest       Account        Surrender          Death           Account        Surrender          Death
    Year                  Per Year         Value            Value        Benefit             Value            Value        Benefit
    ----                  --------         -----            -----        -------             -----            -----        -------
1                           10,500        10,299            9,399         28,020            10,299            9,399         28,020
-                           ------        ------            -----         ------            ------            -----         ------
2                           11,025        10,591            9,716         28,020            10,591            9,716         28,020
-                           ------        ------            -----         ------            ------            -----         ------
3                           11,576        10,885           10,035         28,020            10,874           10,024         28,020
-                           ------        ------           ------         ------            ------           ------         ------
4                           12,155        11,187           10,497         28,020            11,145           10,455         28,020
-                           ------        ------           ------         ------            ------           ------         ------
5                           12,763        11,499           10,924         28,020            11,400           10,825         28,020
-                           ------        ------           ------         ------           -------           ------         ------
6                           13,401        11,820           11,360         28,020            11,634           11,174         28,020
-                           ------        ------           ------         ------            ------           ------         ------
7                           14,071        12,151           11,806         28,020            11,841           11,496         28,020
-                           ------        ------           ------         ------            ------           ------         ------
8                           14,775        12,492           12,262         28,020            12,014           11,784         28,020
-                           ------        ------           ------         ------            ------           ------         ------
9                           15,513        12,843           12,728         28,020            12,141           12,026         28,020
-                           ------        ------           ------         ------            ------           ------         ------
10                          16,289        13,205           13,205         28,020            12,213           12,213         28,020
--                          ------        ------           ------         ------            ------           ------         ------

15                          20,789        15,615           15,615         28,020            11,610           11,610         28,020
--                          ------        ------           ------         ------            ------           ------         ------
20                          26,533        18,495           18,495         28,020             6,040            6,040         28,020
--                          ------        ------           ------         ------             -----            -----         ------
25                          33,864        21,935           21,935         28,020                 0                0              0
--                          ------        ------           ------         ------             -----            -----         ------
30                          43,219        26,045           26,045         28,020                 0                0              0
--                          ------        ------           ------         ------             -----            -----         ------

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                 COVA FINANCIAL SERVICES LIFE INSURANCE COMPANY
                 MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                            HYPOTHETICAL ILLUSTRATION

                               JOINT LIFE OPTION

          MALE, ISSUE AGE 65, FEMALE, ISSUE AGE 65, STANDARD RATE CLASS
                  $10,000 SINGLE PREMIUM FACE AMOUNT OF $28,020

           ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12%

                                        CURRENT         CHARGES*                         GUARANTEED        CHARGES**

                           Premiums
   End of               Accumulated                              Cash            Net                               Cash       Net
   Policy            at 5% Interest         Account         Surrender          Death           Account        Surrender       Death
    Year                   Per Year           Value             Value        Benefit             Value            Value     Benefit
    ----                   --------           -----             -----        -------             -----            -----     -------
1                            10,500          10,884             9,984         28,020            10,884            9,984      28,020
-                            ------          ------             -----         ------            ------            -----      ------
2                            11,025          11,833            10,958         28,020            11,833           10,958      28,020
-                            ------          ------            ------         ------            ------           ------      ------
3                            11,576          12,855            12,005         28,020            12,853           12,003      28,020
-                            ------          ------            ------         ------            ------           ------      ------
4                            12,155          13,967            13,277         28,020            13,950           13,260      28,020
-                            ------          ------            ------         ------            ------           ------      ------
5                            12,763          15,178            14,603         28,020            15,130           14,555      28,020
-                            ------          ------            ------         ------            ------           ------      ------
6                            13,401          16,497            16,037         28,020            16,402           15,942      28,020
-                            ------          ------            ------         ------            ------           ------      ------
7                            14,071          17,933            17,588         28,020            17,776           17,431      28,020
-                            ------          ------            ------         ------            ------           ------      ------
8                            14,775          19,497            19,267         28,020            19,264           19,034      28,020
-                            ------          ------            ------         ------            ------           ------      ------
9                            15,513          21,199            21,084         28,020            20,881           20,766      28,020
-                            ------          ------            ------         ------            ------           ------      ------
10                           16,289          23,053            23,053         28,020            22,649           22,649      28,020
--                           ------          ------            ------         ------            ------           ------      ------

15                           20,789          36,269            36,269         38,083            35,558           35,558      37,336
--                           ------          ------            ------         ------            ------           ------      ------
20                           26,533          57,002            57,002         59,852            55,770           55,770      58,558
--                           ------          ------            ------         ------            ------           ------      ------
25                           33,864          89,685            89,685         94,169            86,387           86,387      90,707
--                           ------          ------            ------         ------            ------           ------      ------
30                           43,219         141,459           141,459        142,874           134,690          134,690     136,037
--                           ------         -------           -------        -------           -------          -------     -------

* These values reflect investment results using current cost of insurance rates.

** These values reflect investment results using guaranteed cost of insurance rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND DO NOT REPRESENT PAST OR FUTURE INVESTMENT RESULTS. THE NET DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY MAY BE MORE OR LESS THAN THOSE SHOWN DEPENDING UPON ACTUAL INVESTMENT RESULTS. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.




                                      COVA
                 Cova Financial Services Life Insurance Company




                         Marketing and Executive Office
                           One Tower Lane, Suite 3000
                        Oakbrook Terrace, IL 60181-4644
                                  800-523-1661




                              Life Service Office
                                 P.O. Box 10366
                              Des Moines, IA 50306
                                  515-243-5834
                                  800-343-8496









CL-1086(12/97)             Policy Form Series CL-1020           21-SPVL-MO 12/97